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                                                                   Exhibit 10.9


     AGREEMENT OF LEASE, made as of this [31] day of August, 1993, between HMCC ASSOCIATES, a limited partnership, having its principal office at 225 Broadhollow Road, Suite 212 W, CS 5341, Melville, New York 11746-0983 ("hereinafter referred to as "Landlord") and ARBOR NATIONAL MORTGAGE, INC., a corporation, having its principal place of business at 615 Merrick Avenue, Westbury, New York 11590 (hereinafter referred to as "Tenant").

     WITNESSETH:  Landlord and Tenant hereby covenant and agree as follows:

                                       SPACE

     1. Landlord hereby leases to Tenant and Tenant hereby hires from Landlord the space substantially as shown on the Rental Plan initialed by the parties and made part hereof as Exhibit "1" ("Demised Premises or "Premises") consisting of 39,324 square feet of general offices on the ninth floor (Phase 1), 8,860 square feet of executive offices on the ninth floor (Phase 2) and 11,360 square feet of branch office on the first floor (Phase 3) in the building known as Nassau West Omni, located at 333 Earle Ovington Boulevard, Mitchel Field, New York (hereinafter referred to as the "Building") which the parties agree contains 59,544 square feet in a Building containing 555,816 square feet which constitutes 10.7 per cent of the rentable area of the Building.

                                       TERMS

     2. The term "Term", "term" or "Demised Term" of this lease shall commence on November 1, 1993, hereinafter referred to as the "Term Commencement Date" and shall terminate on May 31, 2004, hereinafter referred to as the "Expiration Date", unless the Term shall sooner terminate pursuant to any of the terms, covenants or conditions of this lease or pursuant to law. Possession of Phase 1 shall be delivered to Tenant on November 1, 1993, and Phase 2 on December 15, 1993 and, Phase 3 on May 1, 1994.

          If on the foregoing date specified for the Possession of any Phase of the Premises, said phase shall not be "substantially completed" in accordance with Schedule A annexed hereto, then the Term Commencement Date and Possession dates shall be postponed until the date on which that part of the Premises shall be "substantially completed" and the Term of this lease shall be extended so that the Expiration Date shall be ten (10) years seven (7) months after the last day of the month in which the Term Commencement Date occurs. For the purposes of this Agreement, the term "substantially complete," or words of like import, shall mean that Landlord's Initial Construction shall have been materially completed other than for work that, if not completed, would not materially interfere with Tenant's completion of its work or normal use and occupancy of the Demised Premises, such as, by way of example and not intended to be all encompassing, (a) minor or insubstantial details, (b) mechanical adjustments (such as, by way of example and not intended to be all encompassing, balancing of the HVAC system), (c) "punch list" items that are not of a material nature,
(d) items of a decorative or aesthetic nature and (e) work not included as part of Landlord's work. Notwithstanding the foregoing, Demised Premises shall not be deemed substantially complete, until (a) (i) the ceiling and (ii) all overhead lighting has been installed and is operable (other than special order lighting);
(b) all demising walls and


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dry wall partitions shown on the plans have been erected with all doors and hardware therefor installed (other than special order doors or hardware) and have received final (other than touch-up) painting or wall covering (other than special order); (c) all carpeting and tile work has been completed; (d) all mechanical systems (other than Tenant's computer data and telephone wiring and equipment) required by its Plans have been installed and are in good working order (other than for balancing and other mechanical adjustments); and (e) Landlord has removed its construction debris and appropriately cleaned the Demised Premises. The Demised Premises shall not be deemed substantially complete until ten (10) days after Landlord serves written notice upon Tenant that Demised Premises shall be substantially complete on a given date. If Landlord shall be delayed in such "substantial completion" as a result of (i) Tenant's failure to furnish final approved plans and specifications by August 6, 1993 as to Phase I and September 6, 1993 as to Phase 2, and October 1, 1993 as to Phase 3; (ii) Tenants request for materials, finishes or installations other than as shown on the plans annexed hereto; (iii) Tenant's changes in said plans;
(iv) the performance or completion of any work, labor or services by a party employed by Tenant; (v) Tenant's failure to approve final construction drawings within four (4) days of submission, (collectively, "Tenant Delays") the commencement of the term of said lease and the payment of rent thereunder shall be accelerated by the number of days of such delay. Tenant waives any right to rescind this lease under Section 223-a of the New York Real Property Law or any successor statute of similar import then in force and further waives the right to recover any damages which may result from Landlord's failure to deliver possession of the Premises on the Term Commencement Date.

          In the event any Phase of the Premises is not "substantially completed" five (5) months after the date when possession of that portion of the Premises was scheduled to be delivered to Tenant, in accordance with this Article, plus additional time caused by any of the events or occurrences specified in Article 35(A) of this lease and Tenant Delays, then and in that event, Tenant shall be entitled to two (2) days of rent concession for each day of delay beyond said period.

                                        RENT

     3. The annual rental rate ("Rent") from the Term Commencement Date is as follows:

                                      PHASE I

     During the first year of the term of this lease, the basic annual rental shall be $77,828.75, payable $77,828.75 for the first month and $0 for the second through twelfth months.

     During the second year of the term of this lease, the basic annual rental shall be $971,302.80, payable $80,941.90, in equal monthly installments.

     During the third year of the term of this lease, the basic annual rental shall be $1,010,154.91, payable $84,179.58, in equal monthly installments.

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     During the fourth year of the term of this lease, the basic annual rental shall be $1,050,561.11, payable $87,546.76, in equal monthly installments.

     During the fifth year of the term of this lease, the basic annual rental shall be $1,092,583.56, payable $91,048.63, in equal monthly installments.

     During the sixth year of the term of this lease, the basic annual rental shall be $1,136,286.89, payable $94,690.57, in equal monthly installments.

     During the seventh year of the term of this lease, the basic annual rental shall be $1,181,738.37, payable $98,478.20, in equal monthly installments.

     During the eighth year of the term of this lease, the basic annual rental shall be $1,229,007.91, payable $102,417.33, in equal monthly installments.

     During the ninth year of the term of this lease, the basic annual rental shall be $1,278,168.22, payable $106,514.02, in equal monthly installments.

     During the tenth year of the term of this lease, the basic annual rental shall be $1,329,294.95, payable $110,774.58, in equal monthly installments.

     During the remaining seven months of the term of this lease, the basic rental shall be $806,438.94, payable $115,205.56, in equal monthly installments.

                                      PHASE 2

     During the first year of the term of this lease, there shall be no basic annual rental.

     During the second year of the term of this lease, the basic annual rental shall be $190,785.27, payable $0 for the first month, $8,767.71 for the second month, $17,886.12 for the third month, and $18,236.83 for each of the fourth through twelfth months.

     During the third year of the term of this lease, the basic annual rental shall be $225,771.91, payable $18,236.83 for each of the first and second months, $18,601.56 for the third month, and $18,966.30 for each of the fourth through twelfth months.

     During the fourth year of the term of this lease, the basic annual rental shall be $234,802.77, payable $18,966.30 for each of the first and second months, $19,345.63 for the third month, and $19,724.96 for each of the fourth through twelfth months.

     During the fifth year of the term of this lease, the basic annual rental shall be $244,194.90, payable $19,724.95 for each of the first and second months, $20,119.45 for the third month, and $20,513.95 for each of the fourth through twelfth months.

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     During the sixth year of the term of this lease, the basic annual rental shall be $253,962.69, payable $20,513.95 for each of the first and second months, $20,924.23 for the third month and $21,334.57 for each of the fourth through twelfth months.

     During the seventh year of the term of this lease, the basic annual rental shall be $264,121.20, payable $21,334.51 for each of the first and second months, $21,761.20 for the third month and $22,187.89 for each of the fourth through twelfth months.

     During the eighth year of the term of this lease the basic annual rental shall be $274,686.05, payable $22,187.89 for each of the first and second months, $22,631.65 for the third month, and $23,075.40 for each of the fourth through twelfth months.

     During the ninth year of the term of this lease, the basic annual rental shall be $285,673.49, payable $23,075.40 for each of the first and second months, $23,536.91 for the third month, and $23,998.42 for each of the fourth through twelfth months.

     During the tenth year of the term of this lease, the basic annual rental shall be $297,100.43, payable $23,998.42 for each of the first and second months, $24,478.39 for the third month, and $24,958.36 for each of the fourth through twelfth months.

     During the remaining seven months of the term of this lease, the basic rental shall be $179,201.00, payable $24,958.36 for each of the first and second months $25,457.52 for the third month, and $25,956.69 for each of the fourth through seventh months.

                                      PHASE 3

     During the first year of the term of this lease, there shall be no basic annual rental.

     During the second year of the term of this lease, the basic annual rental shall be $134,994.67, payable $0 for each of the first through sixth months, $21,773.33 for the seventh month, and $22,644.27 for each of the eighth through twelfth months.

     During the third year of the term of this lease, the basic annual rental shall be $276,260.05, payable $22,644.27 for each of the first through seventh months, and $23,550.04 for each of the eighth through twelfth months.

     During the fourth year of the term of this lease, the basic annual rental shall be $287,310.46, payable $23,550.04 for the first through seventh months, and $24,492.04 for each of the eighth through twelfth months.

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     During the fifth year of the term of this lease, the basic annual rental shall be $298,802.88, payable $24,492.04 for each of the first through seventh months, and $25,471.72 for each of the eighth through twelfth months.

     During the sixth year of the term of this lease, the basic annual rental shall be $310,754.99, payable $25,471.72 for each of the first through seventh months, and $26,490.59 for each of the eighth through twelfth months.

     During the seventh year of the term of this lease, the basic annual rental shall be $323,185.18, payable $26,490.59 for each of the first through seventh months, and $27,550.21 for each of the eighth through twelfth months.

     During the eighth year of the term of this lease, the basic annual rental shall be $336,112.60, payable $27,550.21 for the first through seventh months and $28,652.22 for the eighth through twelfth months.

     During the ninth year of the term of this lease, the basic annual rental shall be $349,557.10, payable $28,652.22 for each of the first through seventh months, and $29,798.31 for each of the eighth through twelfth months.

     During the tenth year of the term of this lease, the basic annual rental shall be $363,539.38, payable $29,798.31 for each of the first through seventh months, and $30,990.24 for each of the eighth through twelfth months.

     During the remaining seven months of the term of this lease, the rental shall be $216,931.70, payable $30,990.24, in equal monthly installments.

which Tenant agrees to pay to Landlord, without notice or demand, in lawful money of the United States which shall be legal tender in payment of the debts and dues, public and private, at the time of payment in advance on the first day of each calendar month during the Demised Term at the office of the Landlord, or at such other place as Landlord shall designate, except that Tenant shall pay the first monthly installment on the execution hereof. Tenant shall pay the rent as above and as hereinafter provided, without any set off or deduction whatsoever. Should the Term Commencement Date be a date other than the first day of a calendar month, the Tenant shall pay a pro rata portion of the rent on a per diem basis, based upon the first month's Rent for that phase of the Premises from such date to the first day of the following month, and Landlord shall credit the excess amount paid toward the payment of rent for the next succeeding calendar month.


                                        USE

     4. (A) The Tenant shall use and occupy the Demised Premises only for executive, administrative and general office purposes and back office functions (including but not limited to the Tenant's retail and wholesale mortgage origination and servicing business) and for no other purpose.

          (B) Tenant shall not use or occupy, suffer or permit the Premises, or any part thereof, to be used in any manner which would in any way, in the reasonable judgment of

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Landlord, (i) violate any laws or regulations of public authorities; (ii) make void or voidable any insurance policy then in force with respect to the Building; (iii) impair the appearance, character or reputation of the Building;
(iv) discharge objectionable fumes, vapors or odors into the Building, air-conditioning systems or Building flues or vents in such a manner as to offend other occupants; (v) violate any Fire Underwriters Certificate. The provisions of this Section shall not be deemed to be limited in any way to or by the provisions of any other Section or any Rule or Regulation.

          (C) The emplacement of any equipment which will impose an evenly distributed floor load in excess of 100 pounds per square foot shall be done only after written permission is received from the Landlord which permission shall not be unreasonably withheld or delayed. Such permission will be granted only after adequate proof is furnished by a professional engineer that such floor loading will not endanger the structure. Business machines and mechanical equipment in the Premises shall be placed and maintained by Tenant, at Tenant's expense, in such manner as shall be sufficient in Landlord's reasonable judgment to absorb vibration and noise and prevent annoyance or inconvenience to Landlord or any other tenants or occupants of the Building.

          (D) Tenant agrees that it will not primarily engage in the sale or marketing of health care insurance or benefits or managed health care services within the Premises. As used in the preceding sentence, the term "managed health care services" means cost containment measures, such as utilization review and pre-certification, employed in connection with the furnishing of health care insurance or benefits.


                                LANDLORD ALTERATION

     5. Landlord, at its expense, will perform the work and make the installations, as set forth in Schedule A annexed hereto, which is sometimes hereinafter referred to as the "Landlord's Initial Construction", in compliance with all applicable federal, state and local laws, rules and regulations.


                                      SERVICES

     6. (A) As long as Tenant is not in default under any covenants of this lease, Landlord, during the hours of 8:00 A.M. to 6:00 P.M. on weekdays and on Saturdays from 8:00 A.M. to 1:00 P.M., excluding legal holidays, shall provide Normal Services to the "Common Area" of the Building.

          (B) Landlord, in accordance with Schedule "C", shall provide to the Demised Premises, heat and air conditioning in the respective seasons and provide the Demised Premises with electricity for lighting and usual office equipment for a total of fifty-five (55) hours per week, as selected by the Tenant (WORKING HOURS). For the purposes of computing the hours, all times selected by the Tenant shall be rounded to the nearest half hour.

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          (C)  At any hours other than the aforementioned, such services will be provided at Tenant's expense in accordance with Schedule C.


                                 LANDLORD'S REPAIRS

     7. Landlord, at its expense, will make all the repairs to and provide the maintenance for the Demised Premises (excluding painting and decorating other than as set forth in Schedule A) and for all public areas and facilities as set forth in Schedule B, except such repairs and maintenance as may be necessitated by the negligence, improper care or use of such premises and facilities by Tenant, its agents, employees, licensees or invitees, which will be made by Landlord at Tenant's expense.


                                    WATER SUPPLY

     8. Landlord, at its expense, shall furnish hot and cold or tempered water for lavatory and limited kitchen purposes including sinks and dishwashers.


                                   PARKING FIELD

     9. Tenant shall have the right to use two hundred thirty-eight (238) parking spaces for the parking of automobiles of the Tenant, its employees and invitees, in the parking area reserved for tenants of the building (hereinafter sometimes referred to as "Building Parking Area") subject to the Rules and Regulations now or hereafter adopted by Landlord. Forty-two (42) of said spaces shall be marked "Reserved for Arbor, " twelve (12) of said reserved spaces shall be located on the north side of the Building. Landlord shall have no obligation to police said spaces. Tenant shall not use nor permit any of its officers, agents or employees to use any parking spaces in excess of Tenant's allotted number of spaces therein.


                                     DIRECTORY

     10. Landlord will furnish in the lobby of the building a directory which will contain listings requested by Tenant, not to exceed six (6) listings. The initial listings will be made at Landlord's expense and any subsequent changes by Tenant shall be made at Tenant's expense. Landlord's acceptance of any name for listing on the directory, will not be deemed, nor will it substitute for Landlord's consent, as required by this lease, to any sublease, assignment or other occupancy of the Premises.

                              TAXES AND OTHER CHARGES

     11. (A) As used in and for the purposes of this Article 11, the following definitions shall apply:

               (i) "Taxes" shall be any amount of real estate taxes, assessments, special or otherwise, sewer rents, rates and charges, State, Town, County taxes, School taxes, or any other governmental charges, general, specific, ordinary or extraordinary, foreseen or unforeseen levied on a calendar or fiscal basis against the Real Property. If at any time during the Term the method of taxation prevailing at the date hereof shall be altered so that in lieu of, or as in addition to, or as a substitute for, the whole or any part of the taxes, levies, impositions or charges now levied, assessed or imposed on all or any part of the Real Property (a) a tax, assessment, levy, imposition or charge based upon the rents received thereon, whether or not wholly or partially as a capital levy or otherwise, or (b) a tax, assessment, levy, imposition or charge measured by or based in whole or in part upon all or any part of the Real Property and imposed on Landlord, or (c) a license fee measured by the rent payable by Tenant to Landlord, or (d) any other tax levy, imposition, charge or license fee however described or imposed, then all such taxes, levies, impositions, charges or license fee or any part thereof, so measured or based, shall be deemed to be Taxes.

               (ii) "Base Year Taxes" shall be the Taxes actually paid by Landlord in 1994 for taxes on a calendar basis and the combination of the second half of 1993/94 and the first half of 1994/95 for Taxes on a fiscal basis, when the Building reaches full assessment.

               (iii) "Escalation Year" shall mean each calendar year commencing calendar year 1995 which shall include any part of the Demised Term.

               (iv) "Real Property" shall be the land upon which the Building stands and any part or parts thereof utilized for parking and the Building and other facilities utilized for the purposes required in the operation of the Building.

          (B) The Tenant shall pay the Landlord increases in Taxes levied against the Real Property as follows: If the Taxes actually paid by Landlord in any Escalation Year shall be increased above the Base Year Taxes, then the Tenant shall pay to the Landlord, as additional rent for such Escalation Year, a sum equal to Tenant's percentage of the rentable area of the Building, as set forth in Paragraph 1 of this Lease multiplied by the amount of said increase.

          (C) Landlord shall render to Tenant a statement containing a computation of additional rent due under this Article ("Landlord's Statement") for the preceding year. Within thirty (30) days after the rendition of the Landlord's Statement which shows additional rent to be payable, Tenant shall pay to Landlord the amount of such additional rent. On the first day of each month following the rendition of each Landlord's Statement, Tenant shall pay to Landlord, on account of the potential additional rent, a sum equal to one-twelfth (1/12th) of the additional rent last paid by Tenant, which sum shall be subject to increase in Taxes effective prior thereto.

          (D) Landlord's failure to render a Landlord's Statement with respect to any Escalation Year shall not prejudice Landlord's right to render a Landlord's Statement with respect to any Escalation Year. The obligation of Landlord and Tenant under the provisions of this Article with respect to any additional rent for any Escalation Year shall survive the expiration or any sooner termination of the Demised Term.

          (E) In the event Landlord receives a tax refund for any Escalation Year after the Base Year in which Tenant has made a tax payment to Landlord, Landlord shall repay to Tenant, Tenant's proportionate share of such refund after deducting therefrom Landlord's expenditure for legal and other similar expenses directly necessary to obtain the tax refund.


                                  TENANT'S REPAIRS

     12. Tenant shall take good care of the Demised Premises and, subject to the provisions of Article 7 hereof, Landlord at the expense of Tenant shall make as and when needed as a result of misuse or neglect by Tenant or Tenant's servants, employees, agents or licensees, all repairs in and about Demised Premises necessary to preserve them in good order and condition. Except as provided in Article 24 hereof, there shall be no allowance to Tenant for a diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from Landlord, Tenant, or others making any repairs, alterations, additions or improvements in or to any portion of the Building or of Demised Premises, or in or to the fixtures, appurtenances or equipment thereof. Landlord agrees to give Tenant reasonable notice where practical as to repairs to be made in the Premises. Landlord agrees to use reasonable efforts to make repair at time convenient to Tenant, but not at premium hours.


                              FIXTURES & INSTALLATIONS

     13. All appurtenances, fixtures, improvements, additions and other property attached to or built into the Demised Premises, whether by Landlord or Tenant or others, and whether at Landlord's expense, or Tenant's expense, or the joint expense of Landlord and Tenant, shall be and remain the property of Landlord, except that any such fixtures, improvements, additions and other property installed at the sole expense of Tenant with respect to which Tenant has not been granted any credit or allowance by Landlord, whether pursuant to Schedule A or otherwise, and which are removable without material damage to the said premises may be removed by Tenant on condition that Tenant shall repair at its expense any damage to the Demised Premises or the Building resulting from such removal. All the outside walls of the Demised Premises including corridor walls and the outside entrance doors to the Demised Premises, any balconies, terraces or roofs adjacent to the Demised Premises, and any space in the Demised Premises used for shafts, stacks, pipes, conduits, ducts or other building facilities, and the use thereof, as well as access thereto in and through the Demised Premises for the purpose of operation, maintenance, decoration and repair, are expressly reserved to Landlord, and Landlord does not convey any rights to Tenant therein. Notwithstanding the foregoing, Tenant shall enjoy full right of access to the Demised Premises through the public entrances, public corridors and public areas within the Building.


                                    ALTERATIONS

     14. (A) After completion of the Demised Premises, Tenant shall make no alterations, installations (other than movable partitions, work stations and similar equipment), additions or improvements (hereinafter collectively referred to as "Improvements") in or to the Demised Premises without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed, and then only by contractors or mechanics approved by Landlord and at such times and in such manner as Landlord may from time to time designate.

          (B)  All Improvements done by Tenant shall at all times comply with
(i) laws, rules, orders and regulations of governmental authorities having jurisdiction thereof, and (ii) rules and regulations of the Landlord attached as Schedule D.

          (C) Plans and specifications prepared by and at the expense of Tenant shall be submitted to landlord for its prior written approval; no Improvements shall be undertaken, started, or begun by Tenant, its agents, servants or employees, until Landlord has approved such plans and specifications; and no amendments or additions to such plans and specifications shall be made without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed and shall be subject to Landlord's supervisory fee charge of 5 % of the cost thereof for work necessitating filing of plans with governmental agencies or any work involving the mechanical and electrical systems of the Building. Tenant agrees that it will not, either directly or indirectly, use any contractors and/or labor and/or materials if the use of such contractors and/or labor and/or materials would or will create any difficulty with other contractors and/or labor engaged by Tenant or Landlord or others in the construction, maintenance and/or operation of the Building or any part thereof.

          (D) Tenant's right to make improvements shall be subject to the following additional conditions: (i) the improvements will not result in a violation of, or require a change in, any Certificate of Occupancy applicable to the Premises in the Building; (ii) the outside appearance, character or use of the Building shall not be affected; (iii) no part of the Building outside of the Premises shall be physically affected; (iv) the proper functioning of any airconditioning, elevator, plumbing, electrical, sanitary, mechanical and other service or utility system of the Building shall not be affected.

          (E) Tenant shall defend, indemnify and save harmless Landlord against any and all mechanics' and other liens filed in connection with its improvements, repairs or installations, including the liens of any conditional sales of, or chattel mortgages upon, any materials, fixture or articles so installed in and constituting part of the Premises and against any loss, cost, liability, claim, damage and expense, including reasonable counsel fees, penalties and fines incurred in connection with any such lien, conditional sale or chattel mortgage or any action or proceeding brought thereon. As a condition precedent to Landlord's consent to the making by

Tenant of Improvements, Tenant agrees to obtain and deliver to Landlord, written and unconditional waivers of mechanics' liens for all work, labor and services to be performed and materials to be furnished, signed by all contractors, subcontractors, materialmen and laborers to become involved in such work.

               Tenant, at its expense, shall procure the satisfaction or discharge of all such liens within ten (10) days of the filing of such lien against the Premises or the Building. If Tenant shall fail to cause such lien to be discharged within period aforesaid, then, in addition to any other right or remedy, Landlord may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit or by bonding proceedings, and in any such event Landlord shall be entitled, if Landlord so elects, to compel the prosecution of an action for the foreclosure of such lien by the lienor and to pay the amount of the judgment in favor of the lienor with interest, costs and allowances. Any amount so paid by Landlord, and all costs and expenses incurred by Landlord in connection therewith, together with interest thereon at the maximum legal rate then prevailing from the respective dates of Landlord's making of the payments or incurring of the cost and expense, shall constitute Additional Rent and shall be paid on demand.


                                REQUIREMENTS OF LAW

     15. (A) Tenant, at Tenant's sole cost and expense shall comply with all statutes, laws, ordinances, orders regulations and notices of Federal, State, County and Municipal authorities, and with all directions, pursuant to law, of all public officers, which shall impose any duty upon Landlord or Tenant with respect to the Demised Premises or the use or occupation thereof, except that Tenant shall not be required to make any structural alterations in order to so comply unless such alterations shall be necessitated or occasioned, in whole or in part by the acts, omissions, or negligence of Tenant or any person claiming through or under Tenant or any of their servants, employees, contractors, agents, visitors or licensees, or by the use or occupancy or manner of use or occupancy of Demised Premises by Tenant, or any such person.

          (B) The parties acknowledge that there are certain Federal, state and local laws, regulations and guidelines now in effect and that additional laws, regulations and guidelines may hereafter be enacted, relating to or affecting the Premises, the Building, and the land of which the Premises and the Building may be a part, concerning the impact on the environment of construction, land use, the maintenance and operation of structures and the conduct of business. Tenant will not cause, or permit to be caused, any act or practice, by negligence, omission, or otherwise, that would adversely affect the environment or do anything or permit anything to be done that would violate any of said laws, regulations, or guidelines. Any violation of this covenant shall be an Event of Default under this lease.

          (C) If a notice or order shall be received by Landlord or Tenant relating to requirements to conform to the American's with Disabilities Act (A.D.A.) from any governmental body or agency having jurisdiction thereof: (a) Tenant, at its own expense, shall be obligated to comply and cure any violation thereof caused or occasioned by work in the Demised

Premises completed by Tenant; (b) Landlord shall be obligated to comply and cure any violation in, or within the Premises caused or occasioned by work in the Premises completed by Landlord, portions of the Building beyond the Demised Premises. In any such instance, the affected party need not commence compliance until a court of final jurisdiction (or a court whose decision is not appealed) shall determine that such compliance is mandatory; provided however, that the expense of any such contest shall be borne by the party to be charged as above provided and further provided that such contest shall not cause or result in the party not so contesting (or its employees and agents) being subject to fine or other criminal penalties.

          (D) Landlord represents that to the best of its knowledge, the Premises contain no asbestos.


                                    END OF TERM

     16. (A) Upon the expiration or other termination of the Term of this lease, Tenant shall, at its own expense, quit and surrender to Landlord the Demised Premises, broom clean, in good order and condition, ordinary wear, tear and damage by fire or other insured casualty excepted, and Tenant shall remove all of its property and shall pay the cost to repair all damage to the Demised premises or the Building occasioned by such removal. Other than initial Tenant installations, all fixtures, and all panelling, permanent partitions, railings, staircases and like installations, installed in the Premises at any time, either by Tenant or by Landlord on Tenant's behalf, shall become the property of Landlord and shall remain upon and be surrendered with the premises unless Landlord, by notice to Tenant no later than twenty (20) days prior to the date fixed as the Expiration Date, elects to have them removed by Tenant, in which event, the same shall be removed from the Premises by Tenant forthwith at Tenant's expense and the Premises shall be returned to its original condition. Any property not removed from the Premises shall be deemed abandoned by Tenant and may be retained by Landlord, as its property, or disposed of in any manner deemed appropriate by the Landlord. Any expense incurred by Landlord in removing or disposing of such Tenant's property shall be reimbursed to Landlord by Tenant on demand. If the last day of the term of this lease or any renewal hereof falls on Sunday or a legal holiday, this lease shall expire on the business day immediately preceding. Tenant's obligations under this Article 16 shall survive the Expiration Date or sooner termination of this lease.

          (B) If Tenant shall hold over after the end of the Term, such holding over shall be unlawful and in no manner constitute a renewal or an extension of the lease and no notice of any kind shall be required prior to any commencement of summary proceeding and Tenant hereby waives any such right. However, during such hold over time Tenant shall have all of the obligations of this lease, including payment of rent at a monthly rate equal to double the amount due during the first month of the last year of occupancy before the end of the expired term, plus any escalations or additional rent provided for in this lease.

                                  QUIET ENJOYMENT

     17. Landlord covenants and agrees with Tenant that upon Tenant paying the Rent and additional rent and observing and performing all the terms, covenants and conditions on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the Demised Premises during the term of this lease without hindrance or molestation by anyone claiming by or through Landlord, subject, nevertheless, to the terms, covenants and conditions of this lease including, but not limited to Article 22.


                                       SIGNS

     18. No signs or lettering of any nature may be put on or in any window nor on the exterior of the Building or elsewhere within the Demised Premises such as will be visible from the street. No sign or lettering in the public corridors or on the doors are permitted except Landlords standard name plaque and an identification stanchion to be placed in a mutually agreeable location. Landlord shall provide Tenant with an appropriate identification sign on the column adjacent to the outside entrance to the retail branch on the north side parking area.


                               RULES AND REGULATIONS

     19. Tenant and Tenant's agents, employees, visitors, and licensees shall faithfully observe and strictly comply with, and shall not permit violation of the Rules and Regulations set forth on Schedule D annexed hereto and made part hereof, and with such further reasonable Rules and Regulations as Landlord at any time may make and communicate in writing to Tenant which, in Landlord's judgment shall be necessary for the reputation, safety, care of appearance of the Building and the land allocated to it or the preservation of good order therein, or the operation or maintenance of the Building, and such land, its equipment, or the more useful occupancy or the comfort of the tenants or others in the Building. Landlord shall not be liable to Tenant for the violation of any of said Rules and Regulations, or the breach of any covenant or condition in any lease by any other tenant in the Building. Landlord agrees to enforce the Rules and Regulations as to all Tenants in a uniform manner.


                             RIGHT TO SUBLET OR ASSIGN

     20. (A) The Tenant covenants that it shall not assign this lease nor sublet the Demised Premises or any part thereof. The Tenant may assign this Lease or sublet the Demised Premises or any part thereof with Landlord's written consent, which will not be unreasonably withheld or delayed providing:

               (i) That such assignment or sublease is for a use which is in compliance with the then existing zoning regulations and the Certificate of Occupancy;

               (ii) That at the time of such assignment or subletting, there is no default under the terms of this lease on the Tenant's part;

               (iii) That in the event of an assignment, the assignee assume in writing the performance of all of the terms and obligations of the within lease;

               (iv) That a duplicate original of said assignment or sublease be delivered by registered mail to the Landlord at the address herein set forth within ten (10) days from the said assignment or sublease and within ninety (90) days of the date that Tenant first advises Landlord of the name and address of the proposed subtenant or assignee as required, pursuant to subparagraph (B) hereof;

               (v) Such assignment or subletting shall not, however, release the within Tenant from its liability for the full and faithful performance of all of the terms and conditions of this lease;

               (vi) If this lease be assigned, or if the Demised Premises or any part thereof be under let or occupied by anybody other than Tenant, Landlord may after default by Tenant collect rent from the assignee, undertenant or occupant, and apply the net amount collected to the rent herein reserved;

          (B) Notwithstanding anything contained in this Article 20 to the contrary, no assignment or underletting shall be made by Tenant in any event until Tenant has offered to terminate this lease as of the last day of any calendar month during the term hereof and to vacate and surrender the Demised Premises to Landlord on the date fixed in the notice served by Tenant upon Landlord (which date shall be prior to the date of such proposed assignment or the commencement date of such proposed lease). Simultaneously with said offer to terminate this lease, Tenant shall advise the Landlord, in writing, of the name and address of the proposed assignee or subtenant, a reasonably detailed statement of the proposed subtenant/assignee's business which must be of a character and use consistent with other Tenants in the Building, detailed financial statements, and all the terms, covenants, and conditions of the proposed sublease or assignment, which must be reasonably acceptable to Landlord. Landlord agrees to accept or reject Tenant's offer within ten (10) business days of receipt of Tenant's offer.

          (C) Tenant may, without the consent of Landlord, assign this lease to an affiliated entity (i.e. a corporation or other entity 20% or more of whose capital stock or equity is owned by the same stockholders owning 20% or more of Tenant's capital stock), a parent or subsidiary corporation of Tenant or to a corporation or other entity to which it sells or assigns all or substantially all of its assets or with which it may be consolidated or merged, provided such purchasing, consolidated, merged or affiliated or subsidiary corporation shall, in writing assume and agree to perform all of the obligations of Tenant under this lease and it shall deliver such assumption with a copy of such assignment to Landlord within ten (10) days thereafter, and provided further that Tenant shall not be released or discharged from any liability under this lease by reason of such assignment.

          (D) Whenever Tenant shall claim under this Article or any other part of this lease that Landlord has unreasonably withheld or delayed its consent to some request of Tenant, Tenant shall have no claim for damages by reason of such alleged withholding or delay, and Tenant's sole remedy thereof shall be a right to obtain specific performance or injunction but in no event with recovery of damages.

          (E) Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not mortgage nor encumber this agreement.

          (F) A sublease or subleases aggregating less than one third of the area of the Premises shall not require Tenant to offer to terminate this lease pursuant to Section (B) of this Article 20; however, Tenant shall be required to comply with all of the other provisions of this Article 20.


                           LANDLORD'S ACCESS TO PREMISES

     21. (A) Landlord or Landlord's agents shall have the right to enter and/or pass through the Demised Premises at all reasonable times on reasonable notice, except in an emergency, to examine the same, and to show them to ground lessors, prospective purchasers or lessees or mortgagees of the Building, and to make such repairs, improvements or additions as Landlord may deem necessary or desirable and Landlord shall be allowed to take all material into and upon and/or through said Demised Premises that may be required therefor. During the year prior to the expiration of the Term of this lease, or any renewal term, Landlord may exhibit the Demised Premises to prospective tenants or purchasers at all reasonable hours and without unreasonably interfering with Tenant's business. If Tenant shall not be personally present to open and permit an entry into said premises at any time, when for any reason an entry therein shall be necessary or permissible, Landlord or Landlord's agents may enter the same by a master key or forcibly, without rendering Landlord or such agent liable therefor (if during such entry Landlord or 'Landlord's agents shall accord reasonable care to Tenant's property).

          (B) Landlord shall also have the right at any time, to change the arrangement and/or location of entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets, or other public parts of the Building, provided, however, that Landlord shall make no change in the arrangement and/or location of entrances or passageways or other public parts of the Building which will adversely affect in any material manner Tenant's use and enjoyment of the Demised Premises. Landlord shall also have the right, at any time, to name the Building, including, but not limited to, appropriate signs and/or lettering on any or all entrances to the Building, and to change the name, number or designation by which the Building is commonly known. So long as the Landlord named herein or an affiliate of the Landlord, is the landlord of the Building, in the event Landlord permits another Tenant to place its name on the facade of the Building, Tenant shall be entitled to have its name displayed of equal size.

          (C) Neither this lease nor any use by Tenant shall give Tenant any right or easement to the use of any door or passage or concourse connecting with any other building or to any public conveniences, and the use of such doors and passages and concourse and of such conveniences may be regulated and/or discontinued at any time and from time to time by Landlord without notice to Tenant;

          (D) The exercise by Landlord or its agents of any right reserved to Landlord in this Article shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this lease, or impose any liability upon Landlord, or its agents, or upon any lessor under any ground or underlying lease, by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise.


                                   SUBORDINATION

     22. (A) This lease and all rights of Tenant hereunder are, and shall be, subject and subordinate in all respects to all ground leases and/or underlying leases and to all mortgages and building loan agreements which may now or hereafter be placed on or affect such leases and/or the Real Property of which the Demised Premises form a part, or any part or parts of such Real Property, and/or Landlord's interest or estate therein, and to each advance made and/or hereafter to be made under any such mortgages, and to all renewals, modifications, consolidations, replacements and extensions thereof and all substitutions therefor. This Section A shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall execute and deliver promptly any certificate that Landlord and/or any mortgagee and/or the lessor under any ground or underlying lease and/or their respective successors in interest may request.

          (B) Without limitation of any of the provisions of this lease, in the event that any mortgagee or its assigns shall succeed to the interest of Landlord or of any successor-Landlord and/or shall have become lessee under a new ground or underlying lease, then, at the option of such mortgagee, this lease shall nevertheless continue in full force and effect and Tenant shall and does hereby agree to attorn to such mortgagee or its assigns and to recognize such mortgagee or its respective assigns as its Landlord.

          (C) Tenant and Landlord shall, at any time and from time to time upon not less than five days' prior notice by the other party, execute, acknowledge and deliver to the other party a statement in writing certifying that this lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modification) and the dates to which the Rent, additional rent and other charges have been paid in advance, if any, and stating whether or not to the best knowledge of the signer of such certificate the other party is in default in performance of any covenant, agreement, term, provision or condition contained in this lease, and if so, specifying each such default of which the signer may have knowledge, it being intended that any such statement delivered pursuant hereto may be relied upon by any prospective purchaser or lessee of said real property or any interest or estate therein, any mortgagee or prospective mortgagee thereof or any prospective assignee of any mortgage thereof. If, in connection with obtaining financing for the Building and the land allocated to it, a banking, insurance or other recognized institutional lender shall request reasonable modifications in this lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereof, provided that such modifications do not increase the obligations of Tenant (monetary or otherwise) hereunder or materially adversely affect the leasehold interest hereby created.

          (D) The Tenant covenants and agrees that if by reason of a default under any underlying lease (including an underlying lease through which the Landlord derives its leasehold estate in the premises), such underlying lease and the leasehold estate of the Landlord in the premises demised hereby is terminated, providing notice has been given to the Tenant and leasehold mortgagee, the Tenant will attorn to the then holder of the reversionary interest in the premises demised by this Lease or to anyone who shall succeed to the interest of the Landlord or to the lessee of a new underlying lease entered into pursuant to the provisions of such underlying lease, and will recognize such holder and/or such lessee as the Tenant's landlord of this Lease. The Tenant agrees to execute and deliver, at any time and from time to time, upon the request of the Landlord or of the lessor under any such underlying lease, any instrument which may be necessary or appropriate to evidence such attornment. The Tenant further waives the provision of any statute or rule of law now or hereafter in effect which may give or purport to give the Tenant any right of election to terminate this Lease or to surrender possession of the premises hereby in the event any proceeding is brought by the lessor under any underlying lease to terminate the same, and agrees that unless and until any such lessor, in connection with any such proceeding, shall elect to terminate this Lease and the rights of the Tenant hereunder, this Lease shall not be affected in any way whatsoever by any such proceeding. Nothing herein contained shall diminish any rights derived by reason of Non-disturbance Agreements granted to Tenant by lessor under the terms of their underlying lease.

          (E) Landlord agrees to provide to Tenant a non-disturbance, subordination and attornment agreement from its present mortgagees and future mortgagees. Tenant agrees to execute said agreement on the form annexed hereto as Exhibit 2 as to the existing mortgagee. As to future mortgagees, Tenant agrees to execute said agreement on the form of the mortgagee, provided the same is reasonably similar to Exhibit 2. Tenant further agrees to acknowledge notice of an assignment of lease to the first mortgagee pursuant to Section 291-f of the Real Property Law of the State of New York, prior to receipt of the agreement referred to in this subsection, in the form annexed hereto as Exhibit 3 as to the existing mortgagee.

          (F) Tenant covenants and warrants that throughout the term of this lease it will maintain a net worth in accordance with generally accepted accounting principles of not less than $18,000,000. Tenant agrees to furnish Landlord with certified financial statements annually within ninety (90) days of the close of its fiscal year.

                        PROPERTY LOSS, DAMAGE REIMBURSEMENT

     23. (A) Landlord or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the Building, nor for the loss of or damage to any property of Tenant by theft or otherwise. Landlord or its agents shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, electrical disturbance, water, rain or snow or leaks from any part of the Building or from the pipes, appliances or plumbing works or from the roof, street or subsurface or from any other place or by dampness or by any other cause of whatsoever nature, unless caused by or due to the negligence of Landlord, its agents, servants or employees; nor shall Landlord or its agents be liable for any such damage caused by other tenants or persons in the Building or caused by operations in construction of any private, public or quasi-public work. If at any time any windows of the Demised Premises are temporarily closed or darkened incident to or for the purpose of repairs, replacements, maintenance and/or cleaning in, on, to or about the Building or any part or parts thereof, Landlord shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall reimburse and compensate Landlord as additional rent for all expenditures made by, or damages or fines sustained or incurred by Landlord due to non-performance or non-compliance with or breach or failure to observe any term, covenants or condition of this lease upon Tenant's part to be kept, observed, performed or complied with. Tenant shall give immediate notice to Landlord in case of fire or accidents in the Demised Premises or in the Building or of defects therein or in any fixtures or equipment.


                                 TENANT'S INDEMNITY

          (B) Tenant shall indemnify and save harmless Landlord against and from any and all claims by or on behalf of any person or persons, firm or firms, corporation or corporations arising from the conduct or management of or from any work or thing whatsoever done (other than by Landlord or its contractors or the agents or employees of either) in and on the Demised Premises during the term of this lease and during the period of time, if any prior to the specified Term Commencement Date that Tenant may have been given access to the Demised Premises for the purpose of making installations and as to that period Tenant shall be responsible for its conduct or the conduct of its agents or employees or either, and will further indemnify and save harmless Landlord against and from any and all claims arising from any condition of the Demised Premises due to or arising from any act or omissions or negligence of Tenant or any of its agents, contractors, servants, employees, licensees or invitees and against and from all costs, expenses, and liabilities incurred in connection with any such claim or claims or action or proceeding brought thereon; and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, agrees that Tenant, at Tenant's expense, will resist or defend such action or proceeding and will employ counsel therefor reasonably satisfactory to Landlord.

                        DESTRUCTION - FIRE OR OTHER CASUALTY

     24. (A) If the Premises or any part thereof shall be damaged by fire or other casualty and Tenant gives prompt notice thereof Landlord, Landlord shall proceed with reasonable diligence to repair or cause to be repaired such damage. The Rent and additional rent shall be abated to the extent that the Premises shall have been rendered untenantable, such abatement to be from the date of such damage or destruction to the date the Premises shall be substantially repaired or rebuilt, in proportion which the area of the part of the Premises so rendered untenantable bears to the total area of the Premises.

          (B) If the Premises shall be totally damaged or rendered wholly untenantable by fire or other casualty, and Landlord has not terminated this lease pursuant to Subsection (C) and Landlord has not completed the making of the required repairs and restored and rebuilt the Premises and/or access thereto within six (6) months from the date of such damage or destruction, and such additional time after such date (but in no event to exceed six (6) months), as shall equal the aggregate period Landlord may have been delayed in doing so by unavoidable delays or adjustment of insurance, Tenant may serve notice on Landlord of its intention to terminate this lease, and if within thirty (30) days thereafter Landlord shall not have completed the making of the required repairs and restored and rebuilt the Premises, this lease shall terminate on the expiration of such thirty (30) day period as if such termination date were the Expiration Date, and the Rent and additional rent shall be apportioned as of the date of the fire or other casualty and any prepaid portion of Rent and additional rent for any period after such date shall be refunded by Landlord to Tenant.

          (C) If the Premises shall be totally damaged or rendered wholly untenantable by fire or other casualty or if the Building shall be so damaged by fire or other casualty that substantial alteration or reconstruction of the Building shall, in Landlord's opinion, be required (whether or not the Premises shall been damaged by such fire or other casualty), then in any of such events Landlord may, at its option, terminate this lease and the Term and estate hereby granted, by giving Tenant thirty (30) days notice of such termination within ninety (90) days after the date of such damage. In the event that such notice of termination shall be given, this lease and the Term and estate hereby granted, shall terminate as of the date provided in such notice of termination (whether or not the Term shall have commenced) with the same effect as if that were the Expiration Date, and the Rent and additional rent shall be apportioned as of such date or sooner termination, and any prepaid portion of Rent and additional rent for any period after such date shall be refunded by Landlord to Tenant.

          (D) Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage by fire or other casualty or the repair thereof. Landlord will not carry insurance of any kind on Tenant's property, and Landlord shall not be obligated to repair any damage thereto or replace the same.

          (E) This lease shall be considered an express agreement governing any case of damage to or destruction of the Building or any part thereof by fire or other casualty, and Section 227 of the Real Property Law of the State of New York providing for such a contingency in the absence of such express agreement, and any other law of like import now or hereafter enacted, shall have no application in such case.

          (F)  In the event the damage or destruction occurs during the last two
(2) years of the term of the Lease and the Lease has not been extended prior thereto, Tenant shall have the option to terminate this Lease on thirty (30) days' notice, given within ninety (90) days of the fire or other casualty.


                                     INSURANCE

     25. (A) Tenant shall not do anything, or suffer or permit anything to do done in or about the Premises which shall (a) subject Landlord to any liability or responsibility for injury to any person or property by reason of any activity being conducted in the Premises or (b) cause any increase in the fire insurance rates applicable to the Building or equipment or other property located therein at the beginning of the Term or at any time thereafter. Tenant, at Tenant's expense, shall comply with all rules, orders, regulations or requirements of the New York Board of Fire Underwriters and the New York Fire Insurance Rating Organization or any similar body.

          (B) If, by reason of any act or omission on the part of Tenant, the rate of fire insurance with extended coverage on the Building or equipment or other property of Landlord or any other tenant or occupant of the Building shall be higher than it otherwise would be, Tenant shall reimburse Landlord and all such other tenants or occupants, on demand, for that part of the premiums for fire insurance and extended coverage paid by Landlord and such other tenants or occupants because of such act or omission on the part of Tenant.

          (C) In the event that any dispute should arise between Landlord and Tenant concerning insurance rates, a schedule or make up of insurance rates for the Building or the Premises, as the case may be, issued by the New York Fire Insurance Rating Organization or other similar body making rates for fire insurance and extended coverage for the Premises concerned, shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates with extended coverage then applicable to such Premises.

          (D) Tenant shall obtain and keep in full force and effect during the Term, at its own cost and expense, (a) Public Liability Insurance, such insurance to afford protection in an amount of not less than Two Million ($2,000,000) Dollars for injury or death or property damage arising out of any one occurrence, protecting Landlord and Tenant as insured against any and all claims for personal injury, death or property damage occurring in, upon, adjacent to, or connected with the Premises or any part thereof; and (b) insurance against loss or damage by fire, and such other risks and hazards as are insurable under present and future standard forms of fire and extended coverage insurance policies, to Tenant's property for the full insurable value thereof, protecting Landlord and Tenant as named insured.

          (E) Said insurance is to be written in form and substance satisfactory to Landlord by a good and solvent insurance company of recognized standing, admitted to do business in the State of New York, which shall be reasonably satisfactory to Landlord. Tenant shall procure, maintain and place such insurance and pay all premiums and charges therefor and upon failure to do so Landlord may, but shall not be obligated to, procure, maintain and place such insurance or make such payments, and in such event the Tenant agrees to pay the amount thereof, plus interest at the legal rate then prevailing, to Landlord on demand and said sum shall be in each instance collectible as Additional Rent on the first day of the month following the date of payment by Landlord. Tenant shall use its best efforts to cause to be included in all such insurance policies a provision to the effect that the same will be non-cancelable except upon twenty (20) days written notice to Landlord. On the Term Commencement Date the original insurance policies or appropriate certificates shall be deposited with Landlord. Any renewals, replacements or endorsements thereto shall also be deposited with Landlord to the end that said insurance shall be in full force and effect during the Term.

          (F) Each party agrees to use its best efforts to include in each of its insurance policies (insuring the Building and Landlord's property therein, in the case of Landlord, and insuring Tenant's property, in the case of Tenant, against loss, damage or destruction by fire or other casualty) a waiver of the insurer's right of subrogation against the other party, or if such waiver should be unobtainable or unenforceable (a) an express agreement that such policy shall not be invalidated if the assured waives or has waived before the casualty the right of recovery against any party responsible for a casualty covered by the policy, or (b) any other form of permission for the release of the other party, or (c) the inclusion of the other party as an additional insured, but not a party to whom any loss shall be payable. If such waiver, agreement or permission shall not be, or shall cease to be, obtainable without additional charge or at all, the insured party shall so notify the other party promptly after learning thereof. In such case, if the other party shall agree in writing to pay the insurer's additional charge therefor, such waiver, agreement or permission shall be included in the policy, or the other party shall be named as an additional assured in the policy, but not a party to whom any loss shall be payable. Each such policy which shall so name a party hereto as an additional assured shall contain, if obtainable, agreements by the insurer that the policy will not be canceled without at least twenty (20) days prior notice to both assureds and that the act or omission of one assured will not invalidate the policy as to the other assured.

          (G) As long as Landlord's fire insurance policies then in force include the waiver of subrogation or agreement or permission to release liability referred to in Subsection (F) or name the Tenant as an additional assured, Landlord hereby waives (a) any obligation on the part of Tenant to make repairs to the Premises necessitated or occasioned by fire or other casualty that is an insured risk under such policies, and (b) any right of recovery against Tenant, any other permitted occupant of the Premises, and any of their servants, employees, agents or contractors, for any loss occasioned by fire or other casualty that is an insured risk under such policies. In the event that at any time Landlord's fire insurance carriers shall not include such or similar provisions in Landlord's fire insurance policies, the waivers set forth in the foregoing sentence shall be deemed of no further force or effect.

          (H) As long as Tenant's fire insurance policies then in force include the waiver of subrogation or agreement or permission to release liability referred to in Subsection (F), or name the Landlord as an additional assured Tenant hereby waives (and agrees to cause any other permitted occupants of the Premises to execute and deliver to Landlord written instruments waiving) any right of recovery against Landlord, any other tenants or occupants of the Building, and any servants, employees, agents or contractors of Landlord or of any such other tenants or occupants, for any loss occasioned by fire or other casualty which is an insured risk under such policies. In the event that at any time Tenant's fire insurance carriers shall not include such or similar provisions in Tenant's fire insurance policies, the waiver set forth in the foregoing sentence shall, upon notice given by Tenant to Landlord, be deemed of no further force or effect with respect to any insured risks under such policy from and after the giving of such notice. During any period while the foregoing waiver of right of recovery is in effect, Tenant, or any other permitted occupant of the Premises, as the case may be, shall look solely to the proceeds of such policies to compensate Tenant or such other permitted occupant for any loss occasioned by fire or other casualty which is an insured risk under such policies.


                                   EMINENT DOMAIN

     26. (A) In the event that the whole of the Demised Premises shall be lawfully condemned or taken in any manner for any public or quasi-public use, this lease and the Term and estate hereby granted shall forthwith cease and terminate as of the date of vesting of title. In the event that only a part of the Demised Premises shall be so condemned or taken, then effective as of the date of vesting of title, the Rent hereunder shall be abated in an amount thereof apportioned according to the area of the Demised Premises so condemned or taken. In the event that only a part of the Building shall be so condemned or taken, then (a) Landlord (whether or not the Demised Premises be affected) may, at its option, terminate this lease and the Term and estate hereby granted as of the date of such vesting of title by notifying Tenant in writing of such termination within sixty (60) days following the date on which Landlord shall have received notice of vesting of title, and (b) if such condemnation or taking shall be of a substantial part of the Demised Premises or a substantial part of the means of access thereof, Tenant shall have the right, by delivery of notice in writing to Landlord within sixty (60) days following the date on which Tenant shall have received notice of vesting of title, to terminate this lease and the Term and estate hereby granted as of the date of vesting of title or (c) if neither Landlord nor Tenant elects to terminate this lease, as aforesaid, this lease shall be and remain unaffected by such condemnation or taking, except that the Rent shall be abated to the extent, if any, hereinabove provided in this
Article 26. In the event that only a part of the Demised Premises shall be so condemned or taken and this lease and the Term and estate hereby granted are not terminated as hereinbefore provided, Landlord will, at its expense, restore the remaining portion of the Demised Premises as nearly as practicable to the same condition as it was in prior to such condemnation or taking.

          (B) In the event of a termination in any of the cases hereinabove provided, this lease and the Term and estate granted shall expire as of the date of such termination with the same effect as if that were the date hereinbefore set for the expiration of the Term of this lease, and the rent hereunder shall be apportioned as of such date.

          (C) In the event of any condemnation or taking hereinabove mentioned of all or a part of the Building, Landlord shall be entitled to receive the entire award in the condemnation proceeding, including any award made for the value of the estate vested by this lease in Tenant, and Tenant hereby expressly assigns to Landlord any and all right, title and interest of Tenant now or hereafter arising in or to any such award or any part thereof, and Tenant shall be entitled to receive no part of such award, except that the Tenant may file a claim for any taking of nonmovable fixtures owned by Tenant and for moving expenses incurred by Tenant. It is expressly understood and agreed that the provisions of this Article 26 shall not be applicable to any condemnation or taking for governmental occupancy for a limited period.


                              NONLIABILITY OF LANDLORD

     27. (A) If Landlord or a successor in interest is an individual (which term as used herein includes aggregates of individual, such as joint ventures, general or limited partnerships or associations) such individual shall be under no personal liability with respect to any of the provisions of this Lease, and if such individual hereto is in breach or default with respect to its obligations under this lease, Tenant shall look solely to the equity of such individual in the land and building of which the Demised Premises form a part for the satisfaction of Tenant's remedies and in no event shall Tenant attempt to secure any personal judgment against any partner, employee or agent of Landlord by reason of such default by Landlord.

          (B) The word "Landlord" as used herein means only the owner of a leasehold interest for the time being of the land and Building (or the owners of a lease of the Building or of the land and Building) of which the Premises form a part, and in the event of any sale of the Building and land of which the Demised Premises form a part, Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder and it shall be deemed and construed without further agreement between the parties or between the parties and the purchaser of the Premises, that such purchaser has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder.


                                      DEFAULT

     28. (A) Upon the occurrence, at any time prior to or during the Demised Term, of any one or more of the following events (referred to as "Events of Default"):

               (i) If Tenant shall default in the payment when due of any installment of Rent or in the payment when due of any additional rent, and such default shall continue for a period of five (5) business days after notice by Landlord to Tenant of such default; or

               (ii) If Tenant shall default in the observance or performance of any term, covenant or condition of this lease on Tenant's part to be observed or performed (other than the covenants for the payment of Rent and additional rent) and Tenant shall fail to remedy such default within ten (10) days after notice by Landlord to Tenant of such default, or if such default is of such a nature that it cannot be completely remedied within said period of ten (10) business days and Tenant shall not commence within said period of ten
(10) business days, or shall not thereafter diligently prosecute to completion, all steps necessary to remedy such default; or

               (iii) If Tenant shall file a voluntary petition in bankruptcy or insolvency, or shall be adjudicated a bankrupt or become insolvent, or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or any other present or future applicable federal, state or other statute of law, or shall make an assignment for the benefit of creditors or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or of all or any part of Tenant's property; or

               (iv) If, within ninety (90) days after the commencement of any proceeding against Tenant, whether by the filing of a petition or otherwise seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or any other present or future applicable federal, state or other statute or law, such proceedings shall not have been dismissed, or if, within ninety (90) days after the appointment or any trustee, receiver or liquidator of Tenant, or of all or any part of Tenant's property, without the consent or acquiescence of Tenant, such appointment shall not have been vacated or otherwise discharged, or if any execution or attachment shall be issued against Tenant or any of Tenant's property pursuant to which the Demised Premises shall be taken or occupied or attempted to be taken or occupied; or

               (v) If the Demised Premises shall become deserted or abandoned for a period of ten (10) consecutive days; or

               (vi) If Tenant's interest in this lease shall devolve upon or pass to any person, whether by operation of law or otherwise, except as expressly permitted under Article 20.

               (vii) If Tenant's net worth, as of the end of any fiscal year, in accordance with generally accepted accounting principles falls below $18,000,000.00, provided, however, that if (a) the Guarantee of Lease of even date herewith given by Arbor National Holdings, Inc. (the "Guarantor") to the Landlord becomes effective pursuant to its terms or (b) the Guarantor declares the Guarantee of Lease to be effective notwithstanding any conditions therein, then and in such event any Event of Default occurring by virtue of this clause
(vii) or by virtue of the failure of the Tenant to comply with the provisions of 22 (F) shall be deemed cured and waived by the Landlord. From the effective date of the Guarantee of Lease, the Lease shall be deemed amended, without further action on the part of the Tenant or the Landlord, to delete the provisions of Section 22 (F) and 28 (A) (vii).

                      Then, upon the occurrence, at any time prior to or during the Demised Term, of any one or more of such Events of Default, Landlord, at any time thereafter, at Landlord's option, may give to Tenant a five (5) business days' notice of termination of this lease and, in the event such notice is given, this lease and the Term shall come to an end and expire (whether or not said term shall have commenced) upon the expiration of said five (5) business days with the same effect as if the date of expiration of said five (5) business days were the Expiration Date, but Tenant shall remain liable for damages as provided in Article 30.

          (B) If, at any time (i) Tenant shall be comprised of two (2) or more persons, or (ii) Tenant's obligations under this lease shall have been guaranteed by any person other than Tenant, or (iii) Tenant's interest in this lease shall have been assigned, the word "Tenant", as used in subsection (iii) and (iv) of Section 28A, shall be deemed to mean any one or more of the persons primarily or secondarily liable for Tenant's obligations under this lease. Any monies received by Landlord from or on behalf of Tenant during the pendency of any proceeding of the types referred to in said subsections (iii) and (iv) shall be deemed paid as compensation for the use and occupation of the Demised Premises and the acceptance of any such compensation by Landlord shall not be deemed an acceptance of Rent or a waiver on the part of Landlord of any rights under Section 28(A).


                               TERMINATION ON DEFAULT

     29. (A) If Tenant shall default in the payment when due of any installment of rent or in the payment when due if any additional rent and such default shall continue for a period of five (5) business days after notice by Landlord to Tenant of such default, or if this lease and the Demised Term shall expire and come to an end as provided in Article 28:

               (i) Landlord and its agents and servants may immediately, or at any time after such default or after the date upon which this lease and the Demised Term shall expire and come to an end, re-enter the Demised Premises or any part thereof, without notice, either by summary proceedings or by any other applicable action or proceeding, or by force or otherwise (without being liable to indictment, prosecution or damages therefor), and may repossess the Demised Premises and dispossess Tenant and any other persons from the Demised Premises and remove any and all of their property and effects from the Demised Premises; and

               (ii) Landlord, at Landlord's option, may relet the whole or any part or parts of the Demised Premises from time to time, either in the name of Landlord or otherwise, to such tenant or tenants, for such term or terms ending before, on or after the Expiration Date, at such rental or rentals and upon such other conditions, which may include concessions and free rent periods, as Landlord, in its sole discretion, may determine. Landlord shall have no obligation to relet the Demised Premises or any part thereof and shall in no event be liable for refusal or failure to relet the Demised Premises or any part thereof, or, in the event of any such reletting, for refusal or failure to collect any rent due upon any such reletting, and no such refusal or failure shall operate to relieve Tenant of any liability under this lease or otherwise to affect any such liability. Landlord, at Landlord's option, may make such repairs, replacements, alterations, additions, improvements, decoration and other physical changes in and to the Demised Premises as Landlord, in its sole discretion, considers advisable or necessary in connection with any such reletting or proposed reletting, without relieving Tenant of any liability under this lease or otherwise affecting such liability. Notwithstanding the foregoing, Landlord agrees to mitigate Tenant's damages.

          (B) Tenant, on its own behalf and on behalf of all persons claiming through or under Tenant, including all creditors, does hereby waive any and all rights which Tenant and all such persons might otherwise have under any present or future law to redeem the Demised Premises, or to reenter or repossess the Demised Premises, or to restore the operation of this lease, after (i) Tenant shall have been dispossessed by a judgment or by warrant of any court or judge, or (ii) any re-entry by Landlord, or (iii) any expiration or termination of this lease and the Demised Term, whether such dispossess, re-entry, expiration or termination shall be by operation of law or pursuant to the provisions of this lease. In the event of a breach or threatened breach by Tenant or any persons claiming through or under Tenant, of any term, covenants or condition of this lease on Tenant's part to be observed or performed, Landlord shall have the right to enjoin such breach and the right to invoke any other remedy allowed by law or in equity as if re-entry, summary proceedings and other special remedies were not provided in this lease for such breach. The rights to invoke the remedies hereinbefore set forth are cumulative and shall not preclude Landlord from invoking any other remedy allowed at law or in equity.


                                      DAMAGES

     30. (A) If this lease and the Demised Term shall expire and come to an end as provided in Article 28 or by or under any summary proceeding, or any other action or proceeding or if Landlord shall re-enter the Demised Premises as provided in Article 29 or by or under any summary proceedings or any other action or proceeding, then, in any of said events:

               (i) Tenant shall pay to Landlord all Rent, additional rent and other charges payable under this lease by Tenant to Landlord to the date upon which this lease and the Demised Term shall have expired and come to an end or to the date of re-entry upon the Demised Premises by Landlord, as the case may be; and

               (ii) Tenant shall also be liable for and shall pay to Landlord, as damages, any deficiency (referred to as "Deficiency") between the Rent and additional rent reserved in this lease for the period which otherwise would have constituted the unexpired portion of the Demised Term and the net amount, if any, of rents collected under any reletting effected pursuant to the provisions of Section 29(A) for any part of such period (first deducting from the rents collected under any such reletting all of Landlord's expenses in connection with the termination of this lease or Landlord's re-entry upon the Demised Premises and with such reletting including, but not limited to, all repossession costs, brokerage commissions, legal expenses, attorneys' fees, alteration costs and other expenses of preparing the Demised Premises for such reletting). Any such Deficiency shall be paid in monthly installments by Tenant on the days specified in this lease for payment of installments of Rent. Landlord shall be entitled to recover from Tenant each monthly Deficiency as the same shall arise, and no suit to collect the amount of the Deficiency for any month shall prejudice Landlord's rights to collect the Deficiency for any subsequent month by a similar proceeding; and

               (iii) At any time after the Demised Term shall have expired and come to an end or Landlord shall have re-entered upon the Demised Premises, as the case may be, whether or not Landlord shall have collected any monthly Deficiencies as aforesaid, Landlord shall be entitled to recover from Tenant, and Tenant shall pay to Landlord, on demand, as and for liquidated and agreed final damages, a sum equal to the amount by which the Rent and additional rent reserved in this lease for the period which otherwise would have constituted the unexpired portion of the Demised Term exceeds the then fair and reasonable rental value of the Demised Premises for the same period, both discounted to present worth at the rate of eight (8%) per cent per annum. If, before presentation of proof of such liquidated damages to any court, commission, or tribunal, the Demised Premises, or any part thereof, shall have been relet by Landlord for the period which otherwise would have constituted the unexpired portion of the Demised Term, or any part thereof, the amount of Rent reserved upon such reletting in an arms length transaction shall be deemed, prima facie, to be the fair and reasonable rental value for the part or the whole of the Demised Premises so relet during the term of the reletting.

          (B) If the Demised Premises, or any part thereof, shall be relet together with other space in the Building, the rents collected or reserved under any such reletting and the expenses of any such reletting shall be equitably apportioned for the purposes of this Article 30. Tenant shall in no event be entitled to any rents collected or payable under any reletting, whether or not such rents shall exceed the rent reserved in this lease. Solely for the purposes of this Article, the term "Rent" as used in Section 30(A) shall mean the rent in effect immediately prior to the date upon which this lease and the Demised Term shall have expired and come to an end, or the date of re-entry upon the Demised Premises by Landlord, as the case may be, plus any additional rent payable pursuant to the provisions of Article 11 of the Escalation Year (as defined in Article 11) immediately preceding such event. Nothing contained in Article 28 and 29 of this Lease shall be deemed to limit or preclude the recovery by Landlord from Tenant of the maximum amount allowed to be obtained as damages by any statute or rule of law, or of any sums or damages to which Landlord may be entitled in addition to the damages set forth in Section 30(A).


                                 SUMS DUE LANDLORD

     31. (A) In any case in excess of once per calendar year, in which the Rent or additional rent is not paid within ten (10) days of the day when same is due, Tenant shall pay a late charge equal to (5) cents for each dollar so due, for the purpose of defraying expenses incident to the handling of such delinquent account. Tenant further agrees that the late charge imposed is fair and reasonable, complies with all laws, regulations and statutes, and constitutes an agreement between Landlord and Tenant as to the estimated compensation for costs and administrative expenses incurred by Landlord due to the late payment of rent to Landlord by Tenant. Tenant further agrees that the late charge assessed pursuant to this lease is not interest, and the late charge assessed does not constitute a lender or borrower/creditor relationship between Landlord and Tenant.

          (B) If Tenant shall default in the performance of any covenants on Tenant's part to be performed in this lease contained, Landlord may immediately, or at any time thereafter, without notice, without thereby waiving such default, perform the same for the account of Tenant and at the expense of Tenant. If Landlord at any time is compelled to pay or elects to pay any sun of money, or do any act which will require the payment of any sum of money, by reason of the failure of Tenant to comply with any provision hereof, or, if Landlord is compelled to or does incur any expense including reasonable attorneys' fees, instituting, prosecuting and/or defending any action or proceeding instituted by reason of any default of Tenant hereunder, the sum or sums so paid by Landlord with all interest, costs and damages, shall be deemed to be additional rent hereunder and shall be due from Tenant to Landlord on the first day of the month following the incurring of such respective expenses, or at Landlord's option on the first day of any subsequent month. Any sum of money (other than rent) accruing from Tenant to Landlord pursuant to any provision of this lease including but not limited to, the provisions of Schedule C, whether prior to or after the Term Commencement Date, may, at Landlord's option, be deemed additional rent, and Landlord shall have the same remedies for Tenant's failure to pay any item of additional rent when due as for Tenant's failure to pay any installment of rent when due. Tenant's obligations under this Article shall survive the expiration or sooner termination of the Demised Term.


                                     NO WAIVER

     32. (A) No act or thing done by Landlord or Landlord's agents during the term hereby demised shall be deemed an acceptance of a surrender of said Demised Premises, and no agreement to accept such surrender shall be valid unless in writing signed by Landlord. No employee of Landlord or of Landlord's agents shall have any power to accept the keys of said Demised Premises prior to the termination of this lease. The delivery of keys to any employee of Landlord or of Landlord's agents shall not operate as a termination of this lease or a surrender of the Demised Premises. In the event of Tenant at any time desiring to have Landlord underlet the Demised Premises for Tenant's account, Landlord or Landlord's agents are authorized to receive said keys for such purposes without releasing Tenant from any of the obligations under this lease, and Tenant hereby relieves Landlord of any liability for loss of or damage to any of Tenant's effects in connections with such underletting. The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of, any covenants or conditions of this lease, or any of the Rules and Regulations annexed hereto and made a part hereof or hereafter adopted by Landlord, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach. The failure of Landlord to enforce any of the Rules and Regulations annexed hereto and made a part hereof, or hereafter adopted, against Tenant and/or any other tenant in the Building shall not be deemed a waiver of any such Rules and Regulations. No provision of this lease shall be deemed to have been waived by Landlord, unless such waiver be in writing signed by Landlord. No payment by Tenant or receipt by Landlord of a lesser amount then the monthly Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated Rent nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlords' right to recover the balance of such Rent or pursue any other remedy in this lease provided.


                              WAIVER OF TRIAL BY JURY

     33. To the extent such waiver is permitted by law, Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by Landlord or Tenant against the other on any matter whatsoever arising out of or in any way connected with this lease, the relationship of landlord and tenant, the use or occupancy of the Demised Premises by Tenant or any person claiming through or under Tenant, any claim of injury or damage, and any emergency or other statutory remedy. The provisions of the foregoing sentence shall survive the expiration or any sooner termination of the Demised Term. If Landlord commences any summary proceeding for nonpayment of Rent, Tenant agrees not to interpose any counterclaim of whatever nature or description in any such proceeding.

          Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord's obtaining possession of the Demised Premises, by reason of the violation by Tenant of any of the covenants and conditions of this Lease or otherwise.


                                 BILLS AND NOTICES

     34. Except as otherwise expressly provided in this lease, any bills, statements, notices, demands, requests or other communications given or required to be given under this lease shall be effective only if rendered or given in writing, sent by registered or certified mail (return receipt requested), addressed (A) to Tenant (i) at Tenant's address set forth in this lease if mailed prior to Tenant's taking possession of the Demised Premises, or (ii) at the Building if mailed subsequent to Tenant's taking possession of the Demised Premises, or (iii) at any place where Tenant or any agent or employee of Tenant may be found if mailed subsequent to Tenant's vacating, deserting, abandoning or surrendering the Demised Premises, or (B) to Landlord at Landlord's address set forth in this lease, or (C) addressed to such other address as either Landlord or Tenant may designate as its new address for such purpose by notice given to the other in accordance with the provisions of this Article. Any such bills, statements, notices, demands, requests or other communications shall be deemed to have been rendered or given on the date when it shall have been mailed as provided in this Article. Default notices shall be deemed to have been rendered or given on the earlier of a) five (5) days after it has been mailed or b) receipt by Tenant.

                                INABILITY TO PERFORM

     35. (A) If, by reason of strikes or other labor disputes, fire or other casualty (or reasonable delays in adjustment of insurance), accidents, orders or regulations of any Federal, State, County or Municipal authority, or any other cause beyond Landlord's reasonable control, whether or not such other cause shall be similar in nature to those hereinbefore enumerated, Landlord is unable to furnish or is delayed in furnishing any utility or service required to be furnished by Landlord under the provisions of this lease or any collateral instrument, or is unable to perform or make or is delayed in performing or making any installations, decorations, repairs, alterations, additions or improvements, whether or not required to be performed or made under this lease, or under any collateral instrument, or is unable to fulfill or is delayed in fulfilling any of Landlord's other obligations under this lease, or any collateral instrument, no such inability or delay shall constitute an actual or constructive eviction, in whole or in part or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this lease, or impose any liability upon Landlord or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise.


                              INTERRUPTION OF SERVICE

          (B) Landlord reserves the right to stop the services of the air conditioning, elevator, escalator, plumbing, electrical or other mechanical systems or facilities in the Building when necessary by reason of accident or emergency, or for repairs, alterations, replacements or improvements, which, in the reasonable judgment of Landlord are desirable or necessary, until said repairs, alterations, replacements or improvements shall have been completed. The exercise of such rights by Landlord shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this lease, or impose any liability upon Landlord or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business or otherwise.


                         CONDITIONS OF LANDLORD'S LIABILITY

          (C)  (i)    Tenant shall not be entitled to claim a constructive
eviction from the Demised Premises unless Tenant shall have first notified Landlord of the condition or conditions giving rise thereto, and if the complaints be justified, unless Landlord shall have failed to remedy such conditions within a reasonable time after receipt of such notice.

               (ii) Except as provided in Article 2 of this Lease, if Landlord shall be unable to give possession of the Demised Premises on any date specified for the commencement of the term by reason of the fact that the premises have not been sufficiently completed to make the premises ready for occupancy, or for any other reason, Landlord shall not be subject to any liability for the failure to give possession on said date, nor shall such failure in any way affect the validity of this lease or the obligations of Tenant hereunder.

                             TENANT'S TAKING POSSESSION

          (D)  (i)    Tenant by entering into occupancy of the premises shall be conclusively deemed to have agreed that Landlord up to the time of such occupancy had performed all of its obligations hereunder and that the premises were in satisfactory condition as of the date of such occupancy, unless within ten (10) business days after such date Tenant shall have given written notice to Landlord specifying the respects in which the same were not in such condition.

               (ii) If Tenant shall use or occupy all or any part of the Demised Premises for the conduct of business prior to the Term Commencement Date, such use or occupancy shall be deemed to be under all of the terms, covenants and conditions of this lease, including the covenant to pay rent for the period from the commencement of said use or occupancy to the Term Commencement Date.


                                  ENTIRE AGREEMENT

     36. This lease (including the Schedules and Exhibits annexed hereto) contains the entire agreement between the parties and all prior negotiations and agreements are merged herein. Neither Landlord nor Landlord's agent or representative has made any representations or statements, or promises, upon which Tenant has relied regarding any matter or thing relating to the Building, the land allocated to it (including the parking area) or the Demised Premises, or any other matter whatsoever, except as is expressly set forth in this lease, including but without limiting the generality of the foregoing, any statement, representation or promise as to the fitness of the Demised Premises for any particular use, the services to be rendered to the Demised Premises or the prospective amount of any item of additional rent. No oral or written statement, representation or promise whatsoever with respect to the foregoing or any other matter made by Landlord, its agents or any broker, whether contained in an affidavit, information circular, or otherwise shall be binding upon the Landlord unless expressly set forth in this lease. No rights, easements or licenses are or shall be acquired by Tenant by implication or otherwise unless expressly set forth in this lease. This lease may not be changed, modified or discharged, in whole or in part, orally and no executory agreement shall be effective to change, modify or discharge, in whole or in part, this lease or any obligations under this lease, unless such agreement is set forth in a written instrument executed by the party against whom enforcement of the change, modification or discharge is sought. All references in this lease to the consent or approval of Landlord shall be deemed to mean the written consent of Landlord, or the written approval of Landlord, as the case may be, and no consent or approval of Landlord shall be effective for any purpose unless such consent or approval is set forth in a written instrument executed by Landlord.

                                    DEFINITIONS

     37. The words "re-enter", "re-entry", and "re-entered" as used in this lease are not restricted to their technical legal meanings. The term "business days" as used in this lease shall exclude Saturdays (except such portion thereof as is covered by specific hours in Article 6 hereof), Sundays and all days observed by the State or Federal Government as legal holidays. The terms "person" and "persons" as used in this lease shall be deemed to include natural persons, firms, corporations, associations and any other private or public entities, whether any of the foregoing are acting on their behalf or in a representative capacity. The various terms which are defined in other Articles of this lease or are defined in Schedules or Exhibits annexed hereto, shall have the meanings specified in such other Articles, Exhibits and Schedules for all purposes of this lease and all agreements supplemental thereto, unless the context clearly indicates the contrary.


                                 PARTNERSHIP TENANT

     38. If Tenant is a partnership (or is comprised of two (2) or more persons, individually and as co-partners of a partnership) or if Tenant's interest in this lease shall be assigned to a partnership (or to two (2) or more persons, individually and as co-partners of a partnership) pursuant to Article 20 (any such partnership and such persons are referred to in this Section as "Partnership Tenant"), the following provisions of this Section shall apply to such Partnership Tenant: (a) the liability of each of the parties comprising Partnership Tenant shall be joint and several, and (b) each of the parties comprising Partnership Tenant (or individual shareholder if the partnership is a Professional Corporation) hereby consents in advance to, and agrees to be bound by, any modifications of this lease which may hereafter be made and by any notices, demands, requests or other communications which may hereafter be given by Partnership Tenant or by any of the parties comprising Partnership Tenant, and (c) any bills, statements, notices, demands, requests and other communications given or rendered to Partnership Tenant or to any of the parties comprising Partnership Tenant shall be deemed given or rendered to Partnership Tenant and to all such parties and shall be binding upon Partnership Tenant and all such parties, and (d) if Partnership Tenant shall admit new partners, all of such new partners shall, by their admission to Partnership Tenant, be deemed to have assumed performance of all of the terms, covenants and conditions of this lease on Tenant's part to be observed and performed, and (e) Partnership Tenant shall give prompt notice to Landlord of the admission of any such new partners, and upon demand of Landlord shall cause each such new partner to execute and deliver to Landlord an agreement in form satisfactory to Landlord, wherein each such new partner shall assume performance of all of the terms, covenants and conditions of this lease on Tenant's part to be observed and performed (but neither Landlord's failure to request any such agreement nor the failure of any such new partner to execute or deliver any such agreement to Landlord shall vitiate the provisions of subdivision (d) of this Section).

                             SUCCESSORS, ASSIGNS, ETC.

     39. The terms, covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributees, executors, administrators, successors, and, except as otherwise provided in this lease, their respective assigns.


                                       BROKER

     40. Tenant represents that this lease was brought about by no one as broker and all negotiations with respect to this Lease were conducted without any broker. Tenant agrees that if any claim is made for commissions by any broker through or on account of any acts of Tenant, Tenant will hold Landlord free and harmless from any and all liabilities and expenses in connection therewith, including Landlord's reasonable attorney's fees.


                                      CAPTIONS

     41. The captions are included only as a matter of convenience and for reference, and in no way define, limit or describe the scope of this lease nor the intent of any provisions thereof.


                         CONFERENCE CENTER AND HEALTH CLUB

     42. (A) There shall be available to all tenants in the Building, an equipped conference center with teleconferencing satellite communication capabilities. The use of this facility shall be subject to reasonable Rules and Regulations of Landlord hereafter imposed, as to manner of usage, frequency of usage, fees and expenses thereof and such other similar Rules and Regulations as Landlord shall, from time to time, impose on a uniform basis. Tenant shall have the right to use 1) the board room twelve (12) times per year 2) the teleconference room three (3) times per year and (3) the art gallery three (3) times per year, all without payment of a fee.

          (B) There shall be available to all tenants in the Building, an equipped health club.- The use of this facility shall be subject to reasonable Rules and Regulations of Landlord, hereafter imposed, as to manner of usage, frequency of usage, fees and expenses thereof and such other similar Rules and Regulations as Landlord shall, from time to time, impose on a uniform basis. Initially, the charge for the use of the health club shall be $100.00 per person, per annum subject to a ten (10%) per cent per year increase, if applicable.


                                 EARLY TERMINATION

     43. Provided Tenant is not in default under any of the terms, covenants and conditions of this Lease on the part of the Tenant to be performed, Tenant shall have the right to terminate this Lease on May 31, 2001, provided Tenant gives Landlord written notice of its election to terminate not later than May 31, 2000, time being of the essence. At the time Tenant gives Landlord such notice of termination, Tenant shall pay to Landlord the sum equal to eighteen (18) months rent as of May 31, 2001, as lease termination consideration.


                                  ADDITIONAL SPACE

     44. (A) Provided the Lease shall be in full force and effect and Tenant shall not be in default beyond the applicable cure period in the payment of Rent or additional rent, or any other sums or charges provided to be paid by Tenant under this Lease, Tenant shall have the right to lease 4,880 square feet on the ninth floor and/or 3,435 square feet on the first floor (Additional Space) as shown on Exhibit 1 under this Lease for a term to commence nine (9) months after Tenant's Notice but in no event later than November 1, 1995 and to terminate in accordance with Article 2. Such right to lease the Additional Space shall be exercised, if at all, by Tenant's notice to Landlord ("Tenant's Notice"), not later than January 31, 1995, time being of the essence, and Tenant's failure duly to give the Tenant's Notice shall be deemed a waiver of such right to lease the Additional Space. Tenant's Notice shall specify which one or both of the Additional Spaces that Tenant elects to lease.

          (B) If Tenant shall effectively exercise its right to lease either or both of the Additional Spaces as set forth in Section A hereof, then, this Lease shall be amended as follows:

               (i) The Additional Space or part thereof as the case may be, shall be deemed to be added to and form a part of the Premises demised under the Lease with the same force and effect as if originally demised under the Lease, and the terms "Premises," "premises," and "demised premises" as used in the Lease shall include the Additional Space, or part thereof, as the case may be;

               (ii)   The Rent shall be increased as follows:

          The Rent for the Additional Space shall be at a rate equal to $23.00 per square foot for the Additional Space on the first floor and $23.75 per square foot for the Additional Space on the ninth floor for the first lease year of the term of this lease. During the second lease year, said rental rate shall be 104% of the rental rate of the prior year. Each lease year subsequent to Tenant's exercise of the option for Additional Space, the rental rate shall be 104% of the rental rate for the prior year.

               (iii) Article (lA) shall be amended to reflect the new total square footage leased to Tenant and the Tenant's proportionate share shall be adjusted to the new proportion.

               (iv) Article 9 shall be amended to reflect that new parking spaces shall be added at the rate of four (4) parking spaces per 1,000 square feet of rentable area of Additional Space.

          (C) If Landlord is unable to give possession of the Additional Space, for any reason whatsoever, Landlord shall not be subject to any liability for failure to give possession on said date and the validity of the Lease shall not be impaired under such circumstances, or shall the same be construed in any way to extend the term of the Lease, but the rent payable hereunder for the Additional Space shall be abated (provided Tenant is not responsible for the inability to obtain possession) until after Landlord shall have given Tenant written notice that the Additional Space is ready for Tenant's occupancy. In the event the Additional Space is not "substantially completed" five (5) months after the date when possession of the Additional Space was scheduled to be delivered to Tenant, in accordance with this Article, plus additional time caused by any of the events or occurrences specified in Article 35 (A) of this lease and Tenant Delays, then and in that event, Tenant shall be entitled to two
(2) days of rent concession for each day of delay beyond said period.

          (D) The provisions of this Article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

          (E) If Tenant effectively exercises its right to lease the Additional Space, as set forth in Section (A) of this Article, Landlord shall follow Tenant's plans and specifications at a cost to Landlord, not to exceed $25.00 per square foot. Any cost of construction in excess of $25.00 per square foot shall be paid by Tenant to Landlord within ten (10) days of Landlord's billing to Tenant.


                                  RENEWAL OPTIONS

     45. The Tenant shall have the right to be exercised as hereinafter provided, to extend the term of this lease for one (1) period of five (5) years upon the following terms and conditions:

          (A) That at the time of the exercise of such right the Tenant shall not be in default in the performance of any of the terms, covenants or conditions herein contained with respect to a matter as to which written notice of default has been given hereunder and which has not been remedied within the time period provided for in this Lease for the cure of such default.

          (B) That said extension shall be upon the same terms, covenants and conditions as in this lease provided, except that (a) there shall be no further privilege or extension for the term of this Lease beyond the one period referred to above; (b) the rents during the five (5) year renewal term shall be at a rate equal to eighty (80%) percent of the Fair Market Rental Value (as defined below) of the Demised Premises at the time of commencement of said renewal period, as determined by agreement between Landlord and Tenant or by arbitration in accordance with the provisions of this lease and this subsection 45(B). In the event Tenant exercises its options contained in this Article, Tenant shall specify in said notice Tenant's evaluation of 80% of the Fair Market Rental Value of the Demised Premises ("Tenant's Rent") for the period covered by the exercise of said option. Within three (3) months thereafter, Landlord shall send to

Tenant a notice stating either (i) Landlord's agreement with Tenant's Rent, in which event Tenant's Rent shall be fixed as the rent payable by Tenant for the renewal period in issue, or (ii) Landlord's evaluation of 80% of Fair Market Rental Value ("Landlord's Rent"). If Landlord and Tenant are unable to agree upon said 80% of Fair Market Rental Value within three (3) months from the date of sending the notice described in (ii) above, the matter shall be determined by arbitration pursuant to Subsection 45(E) of this lease. Landlord and Tenant agree that the arbitrators' determination of 80% of the Fair Market Rental Value of the Demised Premises for the renewal period in issue may not, in any event,
a) be less than Tenant's Rent; b) less than the rate of Rent plus additional rent under paragraph 11(B) in the last lease year of the Demised Term, or c) more than Landlord's Rent.

          If for any reason, the renewal term shall commence prior to the determination of the Rent for such term, Tenant, in the meantime, shall pay the monthly installments of Rent (the "Prior Rent") in effect under this lease on the last day of the term being renewed. If the Rent for such renewal term shall be determined to be greater than the Prior Rent, then the Tenant immediately following such determination, shall promptly pay to the Landlord the difference between the Prior Rent actually paid and that which should have been paid on the basis of such determination; thereafter Tenant shall pay the Rent as so determined.

          C. Tenant agrees to accept the Demised Premises in the condition then existing as of the commencement of the renewal term of this Lease, and Landlord shall not be responsible for performing any work or furnishing any materials to the Demised Premises.

          D. The failure or omission by Tenant to give notice required under the provisions of Sections of this Article exercising Tenant's option to renew within the time and manner provided, shall be deemed without further notice and without further agreement between the parties, that Tenant elected not to exercise said option.

          E. In the event of a dispute between the Landlord and the Tenant, with respect to any issue specifically mentioned elsewhere in this lease as a matter to be decided by arbitration, such dispute shall be determined by arbitration as provided in this paragraph. The Landlord and the Tenant shall each appoint a person as arbitrator who shall have had at least ten (10) years of experience in the County of Nassau County, New York, as either a licensed real estate broker specializing in commercial leasing or an appraiser specializing in appraising office building rentals in Nassau County, New York. Such appointment shall be signified in writing by each party to the other, and the arbitrators so appointed in the event of their failure to agree upon the matter so submitted, within twenty (20) days after their appointment, shall promptly appoint a third arbitrator. In the case of the failure of said arbitrators to agree upon a third arbitrator, within twenty (20) days after their appointment, same shall be appointed by the American Arbitration Association from its qualified panel of arbitrators, and shall be a person having the same qualifications authorized above in this subparagraph 45(E). If the Landlord or the Tenant shall fail to so appoint an arbitrator for a period of twenty (20) days after written notice from the other party to make such appointment, then the arbitrator appointed by the party not in default hereunder shall appoint a second arbitrator and the two so appointed shall, in the event of their failure to agree upon any decision within ten (10) days thereafter, promptly appoint a third arbitrator. The three arbitrators, after being duly sworn to perform their duties with impartiality and fidelity, shall proceed to determine the question submitted. The decision of the arbitrators shall be rendered within thirty (30) days after their appointment and such decision shall be in writing and in duplicate, one counterpart thereof to be delivered to each of the parties hereto. The award of the arbitrators shall be binding, final, and conclusive on the parties. The fees of the arbitrators and the expenses incident to the proceedings shall be borne equally between the Landlord and the Tenant. The fees of respective counsel engaged by the parties and the fees of expert witnesses and the witnesses called for by the parties, shall be paid by the respective party engaging such counsel or calling or engaging such witnesses.

          (F) Notwithstanding anything in this paragraph "45" contained to the contrary, the Tenant shall not be entitled to any particular extension if at the time of the commencement of the extended period the Tenant shall be in default under any of the terms, covenants or conditions of this Lease with respect to a matter as to which notice of default has been given hereunder and which has not been remedied within the time limited in this Lease, or if this Lease shall have terminated prior to the commencement of said period.

          (G) The Tenant shall exercise its right to said extension of the term of this Lease by notifying the Landlord of the Tenant's election to exercise such right at least nine (9) months prior to the expiration of the term of this Lease. Upon the giving of such notice, this Lease shall be deemed extended for the specified period, subject to the provisions of this paragraph "45" without execution of any further instrument.

          (H) This option is personal to the Tenant named herein only. In the event of an assignment of the lease to the Premises by the Tenant named herein, this option shall be null and void and have no force and effect.

          (I) As used in this Lease, the term "Fair Market Rental Value" at any point in time shall mean the rate of Rent per square foot being quoted by owners or holders of interests similar to Landlord's, to prospective tenants or, to the extent applicable, to existing tenants (and being accepted by such prospective tenants or existing tenants, as the case may be) at such point in time (i) for space in buildings in Nassau County, New York, that are comparable to the Building and are of substantially the same vintage, which space is comparable in size, location, configuration, view and degree of leasehold improvements to the space in the Building to be leased or released, as the case may be, by Tenant with respect to which such rate applies, and (ii) for a lease term of substantially the same duration as the term for which such space in the Building will be leased to Tenant. In determining such Fair Market Rental Value, there shall be taken into account, among other things, quoted rental rates, rental abatement concessions being granted, construction and other allowances or contributions (to the extent relevant or otherwise factored into such quoted rental rates) and concessions being granted, financing of leasehold improvements being incorporated into such rates, brokerage commissions and all other concessions being granted to such prospective or existing tenants, as the case may be, and escalation "STOPS" for base years or Porter's Wage Scales or other escalation bench marks being utilized to determine such rates.

                               RIGHT OF FIRST REFUSAL

     46. After the second year of the lease term, Tenant shall have the right of first refusal with respect to leasing the Additional Space, or that portion thereof, not previously leased by Tenant as such space becomes available for leasing by the Landlord, provided that (1) this Lease is then in full force and effect, and (2) at least five (5) years of its term then remain (or if less than five (5) years remain, Tenant has given notice of its option to renew this Lease pursuant to Article 45). The exercise of Tenant's right of first refusal shall be further subject to the following conditions:

          (a) As soon as Landlord receives an acceptable bona fide offer from a third party for the leasing of all or any part of such space, Landlord shall notify Tenant of the material terms and conditions of such offer and furnish it with a true copy thereof. Tenant shall then have five (5) business days to notify Landlord that it agrees to lease the same space on the same terms and conditions as are contained in such offer.

          (b) Landlord may accept the third party's offer if Tenant declines to meet the offer or fails to reply to Landlord's notice thereof within the five
(5) business day period specified in (a) above.

          (c) If Tenant agrees by reply notice to meet such offer, it shall promptly enter into a modification of this Lease with Landlord to incorporate the subject space into this Lease, but otherwise upon the terms and conditions set forth in such offer.


                                  ELECTRIC OPTION

     47. One time during the first lease year, at no additional charge to Tenant, at Tenant's option to be exercised by written notice from Tenant to Landlord, Tenant shall have the right to increase the number of Working Hours to be included as Normal Service. The hours of increase shall be as stated in Tenant's notice to Landlord. In such event, the energy rates and zone hours as set forth in this lease shall be increased proportionately. In the event Tenant exercises said option, then effective as of the first day of the month next succeeding Tenant's notice to Landlord and for the balance of the term of the lease, the lease shall be amended to reflect the new energy rates and zone hours. The parties shall execute a lease amendment reflecting the changes in hours, the new energy rates and the new zone hours.

     IN WITNESS WHEREOF, Landlord and Tenant have respectively signed and sealed this lease as of the day and year first above written.


Witness for Landlord:              HMCC ASSOCIATES
                                   by RECKSON ASSOCIATES, general partner
[Loretta Regento]

                                   By:  [Donald Relhler]
                                      ------------------------------------------
                                        Partner


Witness for Tenant:                ARBOR NATIONAL MORTGAGE, INC.

[Walter K. Horn]
                                   By:  [         ]
                                      ------------------------------------------

STATE OF NEW YORK     )
                      )  ss.:
COUNTY OF SUFFOLK     )

     On this [31] day of August, 1993, before me personally came [Donald Relhler] to me known, who being by me duly sworn, did depose and say that he is a general partner of RECKSON ASSOCIATES, a general partner of HMCC ASSOCIATES, the partnership described in, and which executed the foregoing instrument; that he signed his name thereto and executed said instrument for and on behalf of and with the authority of said limited partnership, as "Landlord".


                                        [Kathleen Giaimo]
                                   ---------------------------------------------
                                   Notary Public

[Notary Public State of New York]
[#4695144]
[Qualified in Nassau County]
[Commission expires 3/30/95]

STATE OF NEW YORK     )
                      ) ss.:
COUNTY OF [NASSAU]    )

     On this [25] day of August, 1993, before me personally came [IVAN KAUFMAN], to me known, who being by me duly sworn did depose and say that he resides at
[17 Steven Lane, Kings Point, NY], that he is the      [PRES.]    of ARBOR
NATIONAL MORTGAGE, INC., the corporation described in and which executed the foregoing instrument as "Tenant"; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


                                             [LINDA A. FELORA]
                                        ----------------------------------------
                                             Notary Public

                                        [Linda A. Felora]
                                        [Notary Public, State of New York]
                                        [No. 30-4910945]
                                        [Qualified in Nassau County]
                                        [Commission Expires Nov. 2, 1993]

                                    SCHEDULE "A"
                          LANDLORD'S INITIAL CONSTRUCTION


1.   Initial Office Finishing Schedule

Landlord will follow exhibit plans and specifications annexed hereto in preparing Tenant's office area at Landlord's cost as to Phase I and 2. As to Phase 3, Landlord shall follow the specifications annexed hereto.

2.   Lavatory Area - Public Spaces

a)   Separate male and female toilet facilities.


3.   Landscaping

The Landlord will maintain the landscaping in a manner consistent with a Class A office building.

4.   Electrical Specifications

All electrical work shall be installed in accordance with the national Electrical Code, and the local building code. A "Certificate of Compliance" shall be obtained from the New York Board of Fire Underwriters at the completion of the project.

Exit light lighting for all paths of egress shall be provided in accordance with local building department regulations, if required.

All branch circuit wiring shall be above hung ceiling or within dry-wall construction in finished areas and shall be type BX. All exposed conduits in non-finished areas shall be thin-walled
"EMT" .

5.   Heating, Ventilation and Air Conditioning Specifications

General

The intent of this specification is to define a design concept for the subject area.

Design Criteria

Central air conditioning with modular systems with individual zone control shall be capable of the following performance when the criteria noted are not exceeded:

A) Between September 1 and June 1, the "heating system" shall be operative and maintain a minimum of 70* FDB when the outdoor temperature is 0* FDB and the prevailing wind velocity does not exceed 15 mph.

B) Between April 15 and October 14, the "cooling system" shall be operative and maintain a maximum of 80* FDB and 55% relative humidity when the outdoor temperature is 95* FDB and 75* FDB with the prevailing wind velocity not exceeding 13 mph.

C)   During the overlapping seasons (April 15 - June 1 and September 1 - October
15) both systems shall be operative (cooling and heating).

D) Zoning temperature and balancing controls shall be operated solely by the Landlord to assure the conditions above.

E) Maintenance of the foregoing temperature conditions is conditioned upon the following criteria, which shall not be exceeded by the Tenant in any room, or area, within the demised premises:

     a)   Population Density......................1 person per 150
          ........................................     square foot

     b)   Lighting and Electrical Load Density....4 watts per square foot

     c)   Exhaust and Ventilation Load............5 cfm per person


6.   Ventilation

Bathrooms and similar areas to be ventilated per code using rooftop fans.

7.   System Design

Exterior Perimeter Zones

Heating/cooling of exterior offices and areas provided by variable air volume terminals with integrated thermostats to meet Tenant's requirements for individual control .

Interior Zones

Heating/cooling provided by variable air volume system terminals with integrated thermostats for areas of 2,000 square feet.

                                    SCHEDULE "B"

              LANDLORD'S CLEANING SERVICES AND MAINTENANCE OF PREMISES


(to be performed on all business days except those which are union holidays of the employees performing cleaning services and maintenance in the Building and grounds or on days on which the building is closed)

I.   CLEANING SERVICES - PUBLIC SPACES:

A. Floor of entrance lobby and public corridors will be vacuumed or swept and washed nightly and waxed, as necessary.

B.   Entranceway glass and metal work will be washed and rubbed down daily.

C.   Wall surfaces and elevator cabs will be kept in polished condition.

D. Lighting fixtures will be cleaned and polished annually. Bulbs will be replaced as needed.

E. Elevators and restrooms will be washed and disinfected once a day. The floors will be mopped as many times as required. All brightwork and mirrors will be kept in polished condition. Dispensers will be continuously checked and receptacles continuously emptied.

F. Exterior surfaces and all windows of the Building will be cleaned quarterly.

II.  CLEANING SERVICES - TENANT SPACES:

A. Floors will be swept and spot cleaned nightly. Carpets will be vacuumed daily.

B.   Office equipment, telephones, etc. will be dusted nightly.

C .  Normal office waste in receptacles and ashtrays will be emptied nightly .

D. Interior surface of windows and sills will be washed and blinds dusted quarterly.

E.   There shall be regularly scheduled visits by a qualified exterminator.

III. EXTERIOR SERVICES:

A. Parking fields will be regularly swept, cleared of snow in excess of two inches and generally maintained so as to be well drained, properly surfaced and striped.

B. All landscaping, gardening, exterior lighting and irrigation systems will have regular care and servicing.

IV.  EQUIPMENT SERVICE:

A. All air-conditioning and heating equipment and elevators will be regularly serviced and maintained.

B. Plumbing and electrical facilities, doors, hinges and locks will be repaired as necessary.

C. All appurtenances, such as rails, stairs, etc. will be maintained in a safe condition.

V.   - EXTRA CLEANING SERVICES

Tenant shall pay to Landlord, on demand, Landlord's charges for (a) cleaning work in the Premises required because of (i) misuse or neglect on the part of Tenant or its employees or visitors, (ii) use of portions of the Premises for preparation, serving or consumption of food or beverages, or other special purposes requiring greater or more difficult cleaning work than office areas;
(iii) unusual quantity of interior glass surfaces beyond that shown on the Plan; or (iv) nonbuilding standard materials or finishes installed by Tenant or at its request; (v) increases in frequency or scope in any item set forth in Schedule B as shall have been requested by Tenant; and, (b) removal from the Premises and Building of (i) so much of any refuse and rubbish of Tenant as shall exceed that normally accumulated daily in the routine of ordinary business office activity and (ii) all of the refuse and rubbish of any eating facility requiring special handling (wet garbage).


                                    SCHEDULE "C"

     1. Landlord shall provide at the rates hereinafter set forth and Tenant shall purchase from Landlord "energy service" for Tenant's requirements. There shall be the following categories of energy service:

A) NORMAL SERVICE: NORMAL SERVICE is energy consumed during Working Hours as defined in Article 6 whose power demands do not exceed 4 watts per rentable square foot of the Demised Premises, or part thereof, per Working Hour. Of this amount, 2.1 watts are allocated to Landlord supplied lighting (80 foot candles).
1.9 watts are allocated for Tenant's usual office equipment ("TENANT'S ALLOWABLE USE"). Based upon the plans numbered E-1 prepared by DBA Associates, entitled electric, telephone and data for the electric usage, Landlord represents that Tenant's initial electrical installation is within the permitted allocated wattage and will not entail EXCESS SERVICE.

B) EXCESS SERVICE: EXCESS SERVICE is energy demanded, regardless of hours, in excess of ALLOWABLE USE.

C) OVERTIME SERVICE: OVERTIME SERVICE is energy consumed and metered by the energy management system at all other hours than WORKING HOURS when activated by

Tenant ("OVERTIME HOURS"). For the purpose of OVERTIME SERVICE, the Demised Premises may be separated into zones of use. The minimum practical size of these zones is 2500 square feet. Zones less than 2500 square feet will be billed at the rate applicable to 2500 square feet.

     2. Charges for NORMAL SERVICE: The charge for NORMAL SERVICE is payable at the rate of $2.25 per annum per rentable square foot of the Demised Premises (less 2623 square feet, being the data center) area during the Term of this lease and is subject to escalation as hereinafter provided. The charge for NORMAL SERVICE is not included in the monthly rent set forth in Articles 3 and 44, but is in addition thereto. Said sum shall be payable as additional rent. The charge to change "WORKING HOURS" shall be $25.00 per zone. Tenant shall be entitled to one change in Working Hours in the first lease year, without charge.

     3. Charges for OVERTIME SERVICE: Subject to escalation as hereinafter provided the landlord's monthly charge for Tenant's OVERTIME SERVICE, payable in addition to any additional charges for NORMAL SERVICE and EXCESS SERVICE if applicable, shall be derived as follows:

     A) Full Energy OVERTIME SERVICE: An amount equal to the number of OVERTIME HOURS in the month, multiplied by the number of zone hours in excess of 5428 zone hours, multiplied by $5.50.

     B) OVERTIME charges shall be increased by the same percentage the EXCESS SERVICE (if applicable) exceeds the ALLOWABLE USE for NORMAL SERVICE.

     C) Equipment Energy: Any energy use in the Tenant's space, outside of NORMAL SERVICE and OVERTIME SERVICE, shall be charged an amount equal to $1.28 per year, multiplied by the metered watts except as listed below (or part thereof, computed and adjusted to the nearest 100th).

     D) Data Center: NORMAL SERVICE, OVERTIME SERVICE and Equipment Energy for the Tenant's data center usage shall be metered by the building energy management system and Tenant shall pay Landlord for energy consumption based upon rates promulgated by the utility supplying energy.

     E) Equipment Energy OVERTIME SERVICE: Low wattage accessory equipment, such as refrigerator, water cooler, answering machine, and electric key telephone system (up to 2 amps or 240 watts) shall be provided within 24 hour energy services, without charge, provided Tenant limits his request to four (4) such outlets within the Demised Premises and the information, as to location, is provided prior to construction of the space.

     These amounts shall be billed at least once every three months and shall be payable during the month in which billed as additional rent.

     4. Charges for EXCESS SERVICE: The Landlord's monthly charges for Tenant's EXCESS SERVICE payable in addition to any charges for NORMAL SERVICE and OVERTIME SERVICE, if applicable, shall be an amount derived as follows: The excess above the TENANT'S ALLOWABLE USE shall be charged to tenant at the rate of $0.5625 per square foot per year, for each excess watt (or part thereof, computed and adjusted to the nearest l00th.)

     5. Escalation of Charges for NORMAL SERVICE, EXCESS SERVICE AND OVERTIME SERVICE AND TWENTY-FOUR HOUR SERVICE: The rates referred to in this Schedule "C" are based upon rates promulgated by the utility company during the month prior to the "Term Commencement Date." All of the rates, fuel and adjustment costs, state and local government taxes, and all other component parts of the utility company charges referred to in this Schedule "C" are subject to increase to reflect changes in rate or classification or other component parts of the bill employed by the utility company providing services to the Building. Tenant agrees to pay such increase in utility company charges. Landlord shall give due notice to Tenant of any such increase or change in charge. Tenant shall not be or become entitled to a reduction in rent, additional rent or to other reimbursement in the event it uses less energy than is contemplated by this Schedule "C".

     6. Landlord's energy management system will be conclusive evidence of the computation of Normal Service, Excess Service, Overtime Service and Twenty-Four Hour Service. However, Landlord hereby reserves to itself the right, from time to time, to cause a reputable electric engineering company (the "Engineer") to make a survey of Tenant's energy usage requirements to determine whether the Tenant's Allowable Use limitation has been exceeded and, if so, to what extent. If these surveys indicate at the time that the cost to Landlord by reason thereof, computed on an annual basis at rates which would be charged by a public utility company servicing the Building for such purposes, is in excess of the initial cost similarly computed, then the additional rent provided for in this Schedule shall be increased as provided for herein, commencing with the first day of the month immediately following the computation of such survey and the submission of a copy thereof to Tenant.

     7. Landlord shall have full and unrestricted access to all air-conditioning and heating equipment, and to all other utility installations servicing the Building and the Demised Premises. Landlord reserves the right temporarily to interrupt, curtail, stop or suspend air-conditioning and heating service, and all other utility, or other services, because of Landlord's inability to obtain, or difficulty or delay in obtaining, labor or materials necessary therefor, or in order to comply with governmental restrictions in connection therewith, or for any other cause beyond Landlord's reasonable control. No diminution or abatement of Basic Rent, Additional Rent, or other compensation shall or will be claimed by Tenant, nor shall this Lease or any of the obligations of Tenant hereunder be affected or reduced by reason of such interruptions, stoppages or curtailments, the causes of which are hereinabove enumerated, nor shall the same give rise to a claim in Tenant's favor that such failure constitutes actual or constructive, total or partial eviction from the Demised Premises, unless such interruptions, stoppages cc curtailments have been due to the arbitrary, willful or negligent act, or failure to act, of Landlord.

     8. Telephone and service shall be the responsibility of Tenant. Tenant shall make all arrangements for telephone service with the company supplying said service, including the deposit requirement for the furnishing of service. Landlord shall not be responsible for any delays occasioned by failure of the telephone company to furnish service.


                                    SCHEDULE "D"

     1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress to and egress from the Demised Premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Landlord. There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards.

     2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

     3. No Tenant shall sweep or throw or permit to be swept or thrown from the Premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building, and Tenant shall not use, keep or permit to be used or keep any vending machine, burner, microwave oven, oven, food or noxious gas or substance in the Demised Premises, or permit or suffer the Demised Premises to be occupied or used in a manner, offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

     4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of the Landlord.

     5. No sign, advertisement, notice or other lettering and/or window treatment shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the Demised Premises or the Building or on the inside of the Demised Premises if the same is visible from the outside of the Demised Premises without the prior written consent of Landlord. In the event of the violation of the foregoing by any Tenant, Landlord may remove same without any liability, and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tables shall be inscribed, painted or affixed for each Tenant by Landlord at the expense of such Tenant, and shall be of a size, color and style acceptable to Landlord.

     6. No Tenant shall mark, paint, drill into, or in any way deface any part of the Demised Premises or the Building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Landlord, and as Landlord may direct. No Tenant shall lay linoleum, or other similar floor covering so that the same shall come in direct contact with the floor of the Demised Premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

     7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination of his tenancy, restore to Landlord all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Landlord the cost thereof.

     8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only through the service entrances and corridors, and only during hours and in a manner approved by Landlord. Landlord reserves the right to inspect all freight to be brought into the Building and to exclude from the Building all freight which violates any of these Rules and Regulations or the lease of which these Rules and Regulations are a part.

     9. Canvassing, soliciting and peddling in the Building is prohibited and each Tenant shall cooperate to prevent the same.

     10. Landlord reserves the right to exclude from the Building between the hours of 6:00 P.M. and 8:00 A.M. and at all hours on Sundays, and legal holidays all persons who do not present a pass to the Building signed by Landlord. Landlord will furnish passes to persons for whom any Tenant requires same in writing. Each Tenant shall be responsible for all persons for whom he requests such a pass and shall be liable to Landlord for all acts of such persons.

     11. Landlord shall have the right to prohibit any advertising by any Tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability as an office building, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

     12. Tenant shall not bring or permit to be brought or kept in or on the Premises, any inflammable, combustible or explosive fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the Premises.

     13. Tenant agrees to keep all entry doors closed at all times and to abide by all rules and regulations issued by the Landlord with respect to such services.

                  SPECIFICATIONS FOR PHASE 3 (FIRST FLOOR BRANCH)
                             ATTACHMENT TO SCHEDULE "A"


Tenant's Reception Area (approximately 300 sq. ft.) shall receive:  1-4

          1.   Marble/building lobby carpet including rear entrance.

          2.   Sheetrock ceiling with light cove.

          3.   Narrow line glass doors from reception area to inner office.

          4. Mill work, Reception Desk and wall (up to an allowance of $4,500.00).

          5. (12) Drywall Rooms - (9) of which shall have a glass side lite. Balance of space shall be open plan design with pre-wire furniture systems supplied and installed by the Tenant.

          6. Building Standard (30 oz.) cut pile carpet over padding in (9) offices. Building standard (28 oz.) loop pile carpet glued down throughout balance of space. (5) drywall rooms shall receive building standard wall covering.

                                 GUARANTY OF LEASE


Dated as of August [31], 1993


     ARBOR NATIONAL HOLDINGS, INC., a corporation having its principal place of business at 615 Merrick Avenue, Westbury, New York 11590, in consideration of, and as an inducement for the granting, execution and delivery of the Lease of even date (the "Lease") herewith between HMCC Associates ("Landlord") and ARBOR NATIONAL MORTGAGE, INC. ("Tenant"), the undersigned (the "Guarantor") hereby guarantees to Landlord, the full and prompt payment of all sums payable pursuant to the terms of the Lease, and any and all other sums and charges payable by Tenant under the Lease (hereinafter collectively referred to as "Rent") and hereby further guarantees the full and timely performance and observance of all the covenants, terms, conditions and agreements therein provided to be performed and observed by Tenant; and the Guarantor hereby covenants and agrees to and with Landlord that if default shall at any time be made by Tenant in the payment of any Rent, or if Tenant should default in the performance and observance of any of the terms, covenants, provisions or conditions contained in the Lease, and if Tenant has not cured such default within the time period provided for in this Lease, then after written notice from Landlord to Guarantor, the Guarantor shall and will forthwith faithfully perform and fulfill all of such terms, covenants, conditions and provisions, and will forthwith pay to Landlord all amounts due Landlord as a result of any default by Tenant under the Lease, including without limitation, all reasonable attorneys fees, and disbursements incurred by Landlord or caused by any such default and/or by the enforcement of this Guaranty.

     This Guaranty is an absolute and unconditional Guaranty of payment and of performance. It shall be enforceable against the Guarantor without the necessity for any suit or proceedings on Landlord's part of any kind or nature whatsoever against Tenant, and without the necessity of any notice of non-payment, non-performance or non-observance or of any notice of acceptance of this Guaranty or of any other notice or demand to which the Guarantor might otherwise be entitled, except for the notice of default described above, all of which the Guarantor hereby expressly waives; and the Guarantor hereby expressly agrees that the validity of this Guaranty and the obligations of the Guarantor hereunder, shall in no wise be terminated, affected, diminished or impaired by reason of the assertion or the failure to assert by Landlord against Tenant of any of the rights or remedies reserved to Landlord, pursuant to the provisions of the Lease.

     This Guaranty shall be a continuing Guaranty, and the liability of the Guarantor hereunder shall in no way be affected, modified, or diminished by reason of any assignment, renewal, modification or extension of the Lease or by reason of any modification or waiver of or change in any of the terms, covenants, conditions or provisions of the Lease by Landlord and Tenant or by reason of any extension of time that may be granted by Landlord to Tenant, or by reason of any dealings or transactions or matter or thing occurring between Landlord and Tenant, or by reason of any extension of time that may be granted by Landlord to Tenant or by reason of any dealings or transactions or matter or thing occurring between Landlord and Tenant or by reason of any bankruptcy, insolvency, reorganization, arrangement, assignment for the benefit of creditors, receivership or trusteeship affecting Tenant, whether or not notice thereof or of foregoing, Landlord agrees not to materially amend the Lease without the prior written consent of the Guarantor where the same materially increases the obligation of the Guarantor.

     All of Landlord's rights and remedies under the Lease or under this Guaranty are intended to be distinct, separate and cumulative and no such right or remedy therein or herein mentioned is intended to be in exclusion of or a waiver of any of the others.

     Whenever used in this Guaranty, the terms Guarantor, Landlord and Tenant shall include their respective successors and assigns of the party named as such.

     As a further inducement to Landlord to make and enter into the Lease and in consideration thereof, Landlord and the Guarantor covenant and agree that in any action or proceeding brought on, under or by virtue of this Guaranty, Landlord and the Guarantor shall and do hereby waive trial by jury. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York.

     The undersigned officers of the Guarantor hereby certify that the Guarantor is authorized to execute this Guaranty and that this Guaranty is a valid and subsisting obligation of the Guarantor enforceable in accordance with its terms.

     Neither the Guarantor's obligation to make payment in accordance with the terms of this agreement nor any remedy for the enforcement thereof shall be impaired, modified, changed, released or limited in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of the Tenant or its estate in bankruptcy or of any remedy for the enforcement thereof, resulting from the operation of any present or future provision of the National Bankruptcy Act, or from the decision of any Court.

     This Guaranty shall not be effective unless and until both of the following events shall occur: (a) the net worth, as determined in accordance with generally acceptable accounting principles, of the Tenant shall fall below $18,000,000.00 as of the end of any fiscal year of Tenant; and (b) at any time subsequent to the occurrence of the event described in (a) above, the Guarantor or the Tenant shall take action to transfer assets from the Tenant to the Guarantor or any affiliate of the Guarantor, without adequate consideration therefor.

                                   ARBOR NATIONAL HOLDINGS, INC.


                                   By:
                                      ------------------------------------------


ATTEST:

     [Walter K. Horn]
------------------------------

STATE OF NEW YORK     )
                      )ss.:
COUNTY OF             )

On this ___ day of August, 1993, before me personally came _________________ to me personally known who, being by me duly sworn, did depose and say that he resides at _____________________________ that he is the _________________ of
ARBOR NATIONAL HOLDINGS, INC., the corporation described in and which executed the foregoing instrument; that he knew the corporate seal of the said corporation; that the seal affixed to the foregoing instrument was such corporate seal; that it was so affixed by order of the Board of Directors of the said corporation, and that he signed his name thereto by the like order.


                                             [Linda A. Felora]
                                        ----------------------------------------
                                             Notary Public

                                        [Linda A. Felora]
                                        [Notary Public, State of New York]
                                        [No. 30-4910945]
                                        [Qualified in Nassau County]
                                        [Commission Expires Nov. 2, 1993]

     THIS LICENSE AGREEMENT (this "License") is made on the [31] day of August, 1993, between HMCC ASSOCIATES, a limited partnership, having its office at 225 Broadhollow Road, Suite 212 W, CS 5341, Melville, New York 11747-0983 (hereinafter called "Licensor") and ARBOR NATIONAL MORTGAGE, INC., a corporation having its principal place of business at 615 Merrick Avenue, Westbury, New York 11590.

     The parties hereto, for themselves, their heirs, legal representatives, successors and assigns, hereby agree as follows:

     1. Licensor hereby grants to Licensee, the privilege to use 10,000 square feet on the lower level (the "Licensed Premises") in premises ("Licensor's Premises") owned by Licensor at Charles Lindbergh Boulevard, Mitchel Field, New York (the "Building"), all in accordance with the terms and conditions of this License between the hours of 8:00 a.m. through 6:00 p.m., Monday through Friday and on Saturdays from 8:00 a.m. to 4:00 p.m., as shown on Exhibit "A" attached hereto and made a part hereof. Licensor, shall have the right to change, upon at least thirty (30) days' prior written notice, and designate another comparable space in the Licensor's Premises of substantially the same size, which will be located in the lower level of the Building, and reasonably acceptable to Licensee, for use by the Licensee from time to time, at Licensor's sole discretion, and at Licensor's sole expense.

     2. (a) The Licensed Premises shall be used by Licensee for storage purposes only and for no other purpose. Said Licensed Premises shall not be air conditioned and heated. Lighting shall be by forty foot candles only, sufficient for the use as set forth herein. Licensee agrees that no employees of Licensee shall use the Licensed Premises as a work station. Notwithstanding the foregoing, employees of Licensee shall be permitted to enter the Licensed Premises for purposes of retrieval and placing material in storage.

          (b) Licensee will not make or permit or suffer to be made, any use of the Licensed Premises or any part thereof (i) which would violate any of the covenants, agreements, terms, provisions and conditions of this License; (ii) which is directly or indirectly forbidden by public law, ordinance or government regulation; (iii) which may be dangerous to life, limb, or property; (iv) which may invalidate or increase the premium of any policy of insurance carried on the Licensed Premises or the Building or covering its operations, provided Licensee has notice and an opportunity to cure such problem; (v) which will suffer or permit the Licensed Premises or any part thereof to be used in any manner or anything to be brought into or kept therein which shall in any way impair or tend to impair the character, reputation or appearance of the Building as an office building.

     3. The term of this license shall commence on the commencement date of Phase 3, as set forth in the Lease (the "Commencement Date") and shall be co-terminus with the expiration date of the term of the Lease dated August __, 1993 between HMCC Associates, as Landlord and ARBOR NATIONAL MORTGAGE, INC., as Tenant (the "Expiration Date"), covering the other premises in the Building (the "Lease").

     4. For and during the first year of the term of this License, Licensee shall pay to Licensor, as a licensing fee for the use of the Licensed Premises, One Hundred Thousand ($100,000.00) Dollars per annum (the Licensing Fee), payable in equal monthly installments of Eight Thousand Three Hundred Thirty-three and 33/100 ($8,333.33) Dollars on the first day of each calendar month from and after the Term Commencement Date (the "Monthly License Payment"). Notwithstanding the foregoing, there shall be no Monthly License Payment for the first eleven months of the term of this License. The licensing fee for the second year and each succeeding year of the term of this License shall be 104% of the Licensing Fee for the preceding year, payable monthly.

     5. If Licensor for any reason cannot deliver the use of the Licensed Premises to Licensee on the Term Commencement Date, this License shall not be void or voidable, nor shall Licensor be liable to Licensee for any damage or loss resulting therefrom, but there shall be an abatement in the Monthly License Payment for the period between the Term Commencement Date and the date when the Licensor does deliver the use.

     6. Licensee agrees to and shall, on the Expiration Date, or the date of sooner termination of the License, promptly surrender and deliver the Licensed Premises to Licensor, without demand therefor, in good condition, broom clean, ordinary wear and tear excepted.

     7. Licensor shall have the right to show the Licensed Premises to any person, entity or firm, at any time at all reasonable hours on reasonable notice to Licensee.

     8. Licensee shall not allow the Monthly License Payment, and other amounts payable under this License, to be in arrears more than five (5) calendar days after written notice. In the event of any such breach, provided Licensor serves Licensee with a three (3) day notice of default, Licensor may on the sixth (6th) calendar day following the date upon which any money became due, in the case of a monetary breach, and on the tenth (10th) calendar day following the delivery of notice to Licensee, in the case of a non-monetary breach, re-enter and withdraw permission to Licensee to use the Licensed Premises and remove all persons and property therefrom, without being deemed to have committed any manner of trespass, and may, but shall not be obligated to, provided Licensor uses reasonable efforts to mitigate the damage, re-license the Licensed Premises or any part thereof for all or any part of the remainder of the term hereof, at such fee, and on such other terms and conditions as Landlord, in its reasonable discretion, sees fit. Should Licensor fail to re-license the Licensed Premises, or should the net fee on any such re-licensing (after deducting any expenses incurred in connection therewith) be less than the Monthly License Payment, Licensee was obligated to pay under this License, Licensee shall pay, on demand, the amount of such deficiency to Licensor. Landlord acknowledges that certain confidential material may be contained in the Licensed Premises. Landlord agrees to reasonably safeguard confidential material.

          (b) In the event Licensor exercises its option to terminate this License, to re-enter and/or re-license the Licensed Premises as provided in this Paragraph "8", any property belonging to Licensee which shall remain in the Licensed Premises after such termination of this License, re-entry, or re-licensing of the Licensed Premises after one week, shall be deemed to have been abandoned, and either may be retained by Licensor as its property or may be disposed of in such manner as Licensor may see fit. Licensor may take possession of all such property on the Licensed Premises and sell the same at public or private sale after giving Licensee written notice of the time and place of such sale, for such prices and on such terms as Licensor deems satisfactory. The proceeds of such sale(s) shall be applied first to necessary and property expenses of removing, storing, and selling such property and then to the payment of any Monthly License Payment, charges for services and other amounts due or to become due under this License, with the balance, if any, to be paid to Licensee. All rights and remedies of Licensor under this License shall be cumulative and none shall exclude any other right or remedy at law or in equity. Licensor is expressly given the right to assign any or all its interests under the terms of this License to a Licensor that is an owner or Licensor of the Building where the Licensed Premises are located.

     9. No assignment of this License or sublicensing of the Licensed Premises or any part thereof shall be made by Licensee without Licensor's prior written consent. Neither all nor any part of Licensee's interest in the Licensed Premises granted hereunder may be encumbered, assigned, or transferred in whole or in part either by the act of Licensee or by operation of law, except to an entity referred to in Article 20(C) of the Lease, and except as set forth herein. Licensee shall not permit or suffer the Licensed Premises to be used by anyone other than the employees of Licensee.

     10. Licensor's and Licensee's rights and obligations with respect to injury and damage, shall be the same as set forth in the Lease. Licensee agrees that loss to anything placed in the Licensed Premises, shall be at the sole risk of Licensee and Licensee shall hold the Licensor harmless with respect thereto.

     11. Licensor's and Licensee's rights and obligations, with respect to indemnification of the other, shall be as set forth in the Lease. This License shall be subject to and subordinate to any and all mortgages, extensions and consolidations thereof.

     12. No failure by Licensor to insist upon the strict performance of any term or condition of this License or to exercise any right or remedy available on a breach thereof, and no acceptance of full or partial payment during the continuance of any such breach, shall constitute a waiver of any such breach or any such term or condition. No term or condition of this License required to be performed or observed by Licensee, and no such breach thereof, shall be waived, altered, or modified, except by a written instrument executed by either party. No waiver of any breach shall affect or alter any term or condition of this License and each such term and condition shall continue in full force and effect with respect to any other then existing or subsequent breach thereof.

     13. This instrument embodies the entire agreement between the parties relative to the subject matter hereof, and shall not be modified, changed, or altered in any respect, except in writing.

     14. Any notice under this License must be in writing and must be sent postage prepaid by certified or registered mail, return receipt requested, or by reputable overnight delivery such as Federal Express, or by personal delivery to the last address of the party to whom notice is being given, as designated by such party in writing, effective upon receipt or rejection.

To Licensor at:       HMCC ASSOCIATES
                      225 Broadhollow Road, Suite 212 W
                      CS 5341
                      Melville, New York 11747-0983

To Licensee at:       ARBOR NATIONAL MORTGAGE, INC.
                      615 Merrick Avenue
                      Westbury, New York 11590

     15. Licensee shall, at all times during the term of this License and at Licensee's sole cost and expense, promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer which shall impose any violation, order or duty upon Licensor or Licensee with respect to the Licensed Premises, arising out of Licensee's unique use or manner of use of the Licensed Premises or the Building. In the event by municipal law, order or regulation, the use of the Licensed Premises, for storage purposes, is not permitted, this License Agreement shall end on the date that the government agency requires the use to cease and Licensee shall remove its property therefrom, the Monthly License Payment to be adjusted as of the day of termination. In such case, neither party shall have any further obligation to the other under this License Agreement. The termination of this License Agreement by governmental order, shall not effect the enforceability or validity of the Lease.

     16. If any term or provision of this License shall be capable of two constructions, one of which would render the term or provision valid and the other of which would render the term or provision invalid, then the construction which renders the term or provision valid shall be deemed to be binding upon the parties and any partial invalidity shall not be deemed otherwise to modify or affect any other term or provision of this License.

     IN WITNESS WHEREOF, Licensor and Licensee have caused these presents to be duly executed as of the date first written above.


                                        HMCC ASSOCIATES
                                        by Reckson Associates



                                        By: [Donald Relhler]
                                           -------------------------------------
                                            Partner





                                        ARBOR NATIONAL MORTGAGE, INC.



                                        By:  [              ]
                                           -------------------------------------


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